UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VeriSign, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF 2025 ANNUAL MEETING AND PROXY STATEMENT

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED MARCH 26, 2025

VeriSign, Inc.
12061 Bluemont Way
Reston, Virginia 20190
April [__], 2025
To Our Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of VeriSign, Inc. (“we,” “our,” “us,” or the “Company”) to be held at our corporate offices located at 12061 Bluemont Way, Reston, Virginia 20190 on Thursday, May 22, 2025, at 10:00 a.m., Eastern Time.
The matters expected to be acted upon at the Annual Meeting are described in detail on the following pages.
We are using a U.S. Securities and Exchange Commission rule that allows us to furnish our proxy materials over the internet. As a result, we are mailing to our stockholders a Notice Regarding the Availability of Proxy Materials instead of a paper copy of the following Proxy Statement, together with our 2024 Annual Report. The Notice Regarding the Availability of Proxy Materials contains instructions on how to access those documents over the internet or receive a paper copy of those documents. We believe that this process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.
It is important that you use this opportunity to take part in the affairs of the Company by voting on the business to come before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote electronically via the internet or by telephone as described in the Notice Regarding the Availability of Proxy Materials and under “Information About the Meeting—Internet and Telephone Voting” within the following Proxy Statement, or alternatively, if you have received paper copies of our proxy materials, please complete, date, sign, and promptly return the accompanying proxy card or voting instruction form by mail using the enclosed envelope so that your shares may be represented at the Annual Meeting. Returning or completing the proxy card does not deprive you of your right to attend the Annual Meeting and vote your shares.
Thank you for your continued support of the Company.

Sincerely,

/s/ D. James Bidzos
D. James Bidzos

Chairman of the Board of Directors, Executive Chairman, President and Chief Executive Officer

Notice of 2025 Annual Meeting of Stockholders

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) will be held for the following purposes:

Date and Time
May 22, 2025 (Thursday) 10:00 a.m. (Eastern Time)
Location
The Annual Meeting will be held at our corporate offices located at 12061 Bluemont Way, Reston, Virginia 20190.
Who Can Vote
Only stockholders of record at the close of business on April 1, 2025, which is the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

PROPOSALS		BOARD VOTE RECOMMENDATION	FOR FURTHER DETAILS
1	Election of Eight Directors Named in the Proxy Statement	FOR each director nominee	Page 10

2	Advisory Vote to Approve Executive Compensation	FOR	Page 24
3	Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm for 2025	FOR	Page 46

4	Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Delaware Law.	FOR	Page 48

5	Stockholder Proposal to Permit Stockholder Action by Written Consent	AGAINST	Page 50

Stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
If you hold your shares as of the record date as a stockholder of record or as a beneficial owner, you or your proxyholder may participate, vote, or submit questions during the meeting. A list of stockholders of record entitled to vote shall be available to any stockholder for any purpose relevant to the 2025 Meeting during the 10 days prior to the Annual Meeting upon request to the Office of the Corporate Secretary. In addition, the list of stockholders of record will also be available during the Annual Meeting.

Reston, Virginia
April [__], 2025
By Order of the Board of Directors,

/s/ Thomas C. Indelicarto
Thomas C. Indelicarto
Secretary

2025 Proxy Statement	1

Notice of 2025 Annual Meeting of Stockholders
How to Vote
Whether or not you plan to attend the Annual Meeting, please vote electronically via the internet or by telephone as described on the Notice Regarding the Availability of Proxy Materials and under “Information About the Meeting—Internet and Telephone Voting” in the Proxy Statement, or alternatively, if you have received paper copies of proxy materials, complete, date, sign, and promptly return the accompanying proxy card or voting instruction form by mail using the enclosed envelope so that your shares may be represented at the Annual Meeting.

Internet	Telephone	Mail	Attending the Meeting
Visit the website listed on your proxy card	Call the telephone number on your proxy card	Sign, date, and return your proxy card in the enclosed envelope	Attend and vote at the Annual Meeting

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 22, 2025: The 2025 Proxy Statement, together with the 2024 Annual Report, are available at www.edocumentview.com/vrsn.

A Notice Regarding the Availability of Proxy Materials or the Proxy Statement and related proxy materials were first sent or made available to stockholders on April [__], 2025.

2	VeriSign, Inc.

Notice of 2025 Annual Meeting of Stockholders		1
2024 Business Highlights		4
Verisign’s Mission, Values, and Strategic Framework		4
Voting Roadmap		5
Proposal No. 1	Election of Directors	10
Independence, Skills, and Experience		11
Director Nominees		12
Corporate Governance		16
Board Structure and Operations		16
Board Responsibilities		20
Other Governance and Ethics Policies and Practices		22
Proposal No. 2	Advisory Vote to Approve Executive Compensation	24
Executive Compensation		25
Compensation Discussion and Analysis		25
Compensation Committee Report		34
Compensation Committee Interlocks and Insider Participation		34
Executive Compensation Tables		35
Summary Compensation Table		35
Grants of Plan-Based Awards in 2024		36
Outstanding Equity Awards at 2024 Year-End		37
Stock Vested in 2024		38
Potential Payments Upon Termination or Change in Control		38
Equity Compensation Plan Information		41
CEO Pay Ratio		41
Pay Versus Performance		42
Compensation of Directors		44
Non-Employee Director Retainer Fees and Equity Compensation Information		44
Non-Employee Director Compensation Table for 2024		45
Proposal No. 3	Ratification of Selection of Independent Registered Public Accounting Firm	46
Principal Accountant Fees and Services		46
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors		46
Report of the Audit Committee		47
Proposal No. 4	Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Delaware Law.	48
Proposal No. 5	Stockholder Proposal to Permit Stockholder Action by Written Consent	50
Stock Ownership Information		53
Security Ownership of Certain Beneficial Owners and Management		53
Delinquent Section 16(a) Reports		54
Stock Ownership Policies		54
Information About the Meeting		55
Voting Rights		55
Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals		55
Adjournment of Annual Meeting		56
Expenses of Soliciting Proxies		56
Internet and Telephone Voting		56
Revocability of Proxies		56
Householding		56
Other Information		57
Stockholder Proposals and Nominations for the 2026 Annual Meeting of Stockholders		57
Other Business		58
Communicating with Verisign		58
Appendix A		A-1

2025 Proxy Statement	3

2024 Business Highlights

$1.56 billion Revenue 4.3% increase compared to 2023	$1.06 billion Operating Income 5.7% increase compared to 2023	169.0 million .com and .net Domain Name Registrations in Domain Name Base at End of 2024 2.1% decrease from December 31, 2023	37.4 million New Domain Name Registrations Processed for .com and .net in 2024 compared to 39.4 million in 2023

Verisign’s Mission, Values, and Strategic Framework
Our mission and values are at the center of everything we do. They are the principles under which we perform our primary responsibility: helping to enable the security, stability, and resiliency of key internet infrastructure and services. Every year, we develop our corporate goals to support this strategy, which are organized around three strategic framework principles: Protect Unconditionally, Grow Responsibly, and Manage Continuously.
Verisign’s Mission
Verisign enables the world to connect online with reliability and confidence, anytime, anywhere.
Verisign’s Values

We are stewards of the internet and our Company
Billions of people and a significant portion of the world’s economy rely on the internet infrastructure we help to manage and operate. As stewards of the internet and our Company, we work to ensure every decision and action preserves the trust people place in us and creates value for our stockholders.
We are passionate about technology and continuous improvement
We embrace new technologies, ideas, and the potential they promise. We also challenge past assumptions and do not accept that what works today will work tomorrow. This enables us to continue building, sustaining, and improving on the internet’s infrastructure.

We respect others and exhibit integrity in our actions
The internet has made the world a smaller place, so the way we do business is more important now than ever. That’s why we demonstrate respect and integrity in all of our interactions with our stakeholders — customers, stockholders, business partners, internet users, and each other.
We take responsibility for our actions and hold ourselves to a higher standard
We understand that the role we play in supporting the global internet is a privilege and with that privilege comes great responsibility. We appreciate that our decisions and actions have consequences far beyond our own Company. Therefore, we hold ourselves to a higher standard in all we do.

Verisign’s Strategic Framework

We protect unconditionally.	We grow responsibly.	We manage continuously.
In this Proxy Statement, the terms “we,” “our,” “us,” “Verisign” or the “Company” refer to VeriSign, Inc.

4	VeriSign, Inc.

Voting Roadmap
The accompanying proxy is solicited on behalf of our Board of Directors (the “Board”) of VeriSign, Inc. for use at the 2025 Annual Meeting to be held at our corporate offices located at 12061 Bluemont Way, Reston, Virginia 20190 on Thursday, May 22, 2025 at 10:00 a.m., Eastern Time.
This summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and we encourage you to read the entire Proxy Statement before voting.

Proposal No. 1
Election of Directors

FOR	The Board recommends a vote FOR each director nominee.	See page 10
Director Nominees
The following provides summary information about each director nominee.

			COMMITTEE MEMBERSHIP
NAME	AGE	DIRECTOR SINCE	AUDIT	COMPENSATION	CORPORATE GOVERNANCE AND NOMINATING	CYBERSECURITY
D. James Bidzos	70	1995				M
Courtney D. Armstrong	54	2021	M	M
Yehuda Ari Buchalter	53	2019			M	C
Kathleen A. Cote	76	2008	M
Thomas F. Frist III	57	2015		C	M
Jamie S. Gorelick	74	2015		M	C
Debra W. McCann	52	2024	M
Timothy Tomlinson Lead Independent Director	75	2007	C			M
C – Chairperson     M – Member

2025 Proxy Statement	5

Voting Roadmap
Corporate Governance Highlights

Board Composition	•7 out of 8 of our continuing directors are independent. •3 out of 8 of our continuing directors are women.
•2 directors self-identify as being from underrepresented communities
Annual Election of Directors	•All directors are elected annually.
Majority Voting Standard	•To be elected in uncontested elections, each nominee for director must receive a majority of the votes cast.
Lead Independent Director	•We have a lead independent director with robust responsibilities.
Board Committees
•We have an Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee, each of which is composed entirely of independent directors.
•We have a Cybersecurity Committee to assist the Board with its oversight of the Company’s cybersecurity program and risks.

Stockholder Rights	•Stockholders have proxy access rights. •Stockholders owning together as few as 10% of outstanding common stock may call a special meeting of stockholders.
Single Voting Class	•Our common stock is the only class of voting shares outstanding.
One Share, One Vote	•Each share of our common stock is entitled to one vote.
Annual Board Leadership Evaluation	•The Board evaluates the Board leadership structure annually.
Annual Self-Evaluations	•The Board conducts an annual self-evaluation to determine whether it and its committees are functioning effectively.
No “Poison Pill”	•We do not have a stockholder rights plan, or “poison pill,” in place.
Annual Auditor Ratification	•Stockholders have the opportunity to ratify the Audit Committee’s selection of our independent registered public accounting firm annually.
Stock Retention Policy	•Directors and executives are subject to a stock retention policy.
Political Contributions
•In response to stockholder feedback, we adopted our Political Contributions Policy, which formally established our general prohibition against direct political contributions by the Company to candidates, political parties, campaign committees, and political action committees.

6	VeriSign, Inc.

Voting Roadmap

Proposal No. 2
Advisory Vote to Approve Executive Compensation

FOR	The Board recommends a vote FOR this proposal.	See page 24
Compensation Framework
The chart below shows the three main elements of our executive compensation program, including the percentage that each element comprised in our CEO’s 2024 pay mix at target and our other NEOs’ 2024 average pay mix at target, our objectives for each element of compensation, the factors we use to determine compensation amounts and performance measures.

ELEMENT		OBJECTIVE	FACTORS	MEASURES
CEO (1)	Other NEOs (Average)
Base Salary (% of Pay Mix at Target)		Provide a guaranteed level of annual income in order to attract and retain our executive talent. Increases are not automatic or guaranteed.	•Job responsibilities and scope •Experience •Individual contributions •Internal pay alignment and peer and industry benchmarking

CEO	Other NEOs (Average)
Annual Incentive Bonus (% of Pay Mix at Target)		Provide a performance-based incentive for achieving individual goals and the Company’s financial and strategic goals.	•Company performance •Individual performance •Internal pay alignment and peer and industry benchmarking	•Revenue •Operating margin

CEO	Other NEOs (Average)
Long-Term Incentive Compensation (% of Pay Mix at Target)		Provide an award that both serves a retention purpose and incentivizes executives to manage the Company from the perspective of a stockholder.
•Importance of the NEO to Company performance
•Individual contributions
•Future potential of the NEO
•Value of NEO’s vested and unvested outstanding equity awards (performance-based and time-based restricted stock units)
•Internal pay alignment and peer and industry benchmarking
•Compound annual growth rate (CAGR) of operating income •Total Shareholder Return (TSR)

2025 Proxy Statement	7

Voting Roadmap
Executive Compensation Highlights
Our executive compensation program is designed to attract and retain the executive talent we need to maintain our high performance standards and grow our business for the future. Our philosophy is to provide a mix of compensation that motivates our executives to achieve our short and long-term performance goals, which in turn will create value for our stockholders. We made no significant changes to our overall approach to executive compensation for 2024.

Pay for Performance Alignment	•For the CEO, 93% of targeted total compensation is performance-based.
•For other NEOs, 88% of targeted total compensation on average is performance-based.
Compensation Governance Practices and Policies	•Annual Benchmarking of Executive Compensation
•Independent Compensation Consultant
•Annual Say-on-Pay Vote
•Stock Ownership Requirements
•Clawback Policy
•Forfeiture Provisions
•Annual Compensation Risk Assessment
Responsible Pay Practices	•No Employment Contracts
•No Single Trigger Benefits Upon a Change-in-Control
•No Tax Gross-Ups Upon a Change-in-Control
•No Special Pension or Retirement Plans
•No Significant Perquisites

Proposal No. 3
Ratification of Selection of KPMG LLP as Independent Registered Public Accounting Firm for 2025

FOR	The Board recommends a vote FOR this proposal.	See page 46
Principal Accountant Fees and Services
The following table presents fees billed for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2024 and December 31, 2023, and fees billed for other services provided by KPMG LLP, in each of the last two completed years.

	2024 FEES	2023 FEES
Audit fees(1)	$1,815,735	$2,021,283
Audit-related fees	—	—
Tax fees	—	—
All other fees(2)	18,000	18,000
Total fees	$1,833,735	$2,039,283
(1)Audit fees consist of fees for the integrated audit of the annual financial statements included in our Annual Reports on Form 10-K, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements for those years.
(2)All other fees consist of registration fees for three employees to participate in a KPMG leadership program.

8	VeriSign, Inc.

Voting Roadmap

Proposal No. 4
Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Delaware Law.

FOR	The Board recommends a vote FOR this proposal.	See page 48
In 2022, the State of Delaware enacted legislation that amends Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) to authorize Delaware companies to eliminate or limit the personal liability of certain officers for monetary damages for breach of duty of care in certain circumstances. Prior to this amendment, exculpation from personal liability for monetary damages associated with breaches of the duty of care could be provided to directors but could not be provided to officers.
After careful consideration, the Board has approved, subject to approval of this Proposal No. 4 by the stockholders, an amendment to the Company’s Restated Certification of Incorporation (the “Charter”) to include an officer exculpation provision in the Charter (the “Amendment”). No conforming amendments to the Bylaws will be required to effectuate the adoption of the officer exculpation provision noted above. The Amendment would become effective upon the filing of the Amendment with the Secretary of State of the State of Delaware, which we would file promptly following the Annual Meeting if our stockholders approve the Amendment. The Amendment is attached to this proxy statement as Appendix A.

Proposal No. 5
Stockholder Proposal to Permit Stockholder Action by Written Consent

AGAINST	The Board recommends a vote AGAINST this proposal.	See page 50

2025 Proxy Statement	9

Proposal No. 1
Election of Directors
The Board consists of nine directors. Each of the directors, with the exception of Ms. McCann, was elected to a one-year term at the 2024 Annual Meeting of Stockholders. The terms of the current directors expire upon the election and qualification of the directors to be elected at the Annual Meeting. The Board has nominated eight of our current directors: D. James Bidzos; Courtney D. Armstrong; Yehuda Ari Buchalter; Kathleen A. Cote; Thomas F. Frist III; Jamie S. Gorelick; Debra W. McCann; and Timothy Tomlinson, for election at the Annual Meeting to serve until our 2026 Annual Meeting of Stockholders and until their respective successors have been elected and qualified. Proxies cannot be voted for more than eight persons, which is the number of nominees.
Unless otherwise directed, the persons named as proxies on the proxy card intend to vote all proxies FOR the election of the Board’s nominees, each of whom has consented to serve as a director if elected. In addition, if a proxy card is properly executed and returned but no direction is made, the persons named as proxies on the proxy card intend to vote all proxies FOR the election of the Board’s nominees. If any of the nominees is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board, unless the Board chooses to reduce its own size. The Board has no reason to believe that any of the nominees will be unable or will decline to serve if elected.
As previously disclosed, Mr. Moore announced his retirement from the Board and will serve the remainder of his term ending at the Meeting. Effective as of the Meeting, the Board reduced the size of the Board to eight directors.

FOR	The Board recommends a vote FOR the election of each of the foregoing director nominees.

10	VeriSign, Inc.

Proposal No. 1—Election of Directors
Independence, Skills and Experience
Independence of Directors
As required under The Nasdaq Stock Market’s listing standards, a majority of the members of our Board must qualify as “independent directors,” as determined by the Board. The Board and the Corporate Governance and Nominating Committee consulted with our legal counsel to confirm that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of The Nasdaq Stock Market. Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and Verisign, our executive officers, or our independent registered public accounting firm, our Board affirmatively determined on February 12, 2025 that seven out of the eight continuing members of our Board are independent directors. Our continuing independent directors are: Mr. Armstrong; Dr. Buchalter; Ms. Cote; Mr. Frist; Ms. Gorelick; Ms. McCann; and Mr. Tomlinson. Each member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee is an independent director. Each member of the Cybersecurity Committee other than Mr. Bidzos is an independent director. Mr. Bidzos serves as Executive Chairman, President and Chief Executive Officer and thus is not considered an independent director.
Skills and Experience
The chart below shows the range of skills and experience represented on the Board:

	BIDZOS	ARMSTRONG	BUCHALTER	COTE	FRIST	GORELICK	MCCANN	TOMLINSON
Accounting, Corporate Finance, and Capital Management
Corporate Governance and Ethics
Executive Experience
International/Global Experience
Government and Public Policy
Legal and Regulatory
Other Public Company Board Experience
Risk Management
Strategic Planning and Oversight
Technology and Cybersecurity

2025 Proxy Statement	11

Proposal No. 1—Election of Directors
Director Nominees
Set forth below is certain information relating to our director nominees, including details on each director nominee’s specific experience, qualifications, attributes, or skills that led the Board to conclude that the person should be nominated for election as a director for another term.

D. James Bidzos
Age: 70	Committees: Cybersecurity

Background
Mr. Bidzos has served as Executive Chairman since August 2009, Chief Executive Officer since August 2011, and President since April 2024. He also served as President from August 2011 to February 2020, Executive Chairman and Chief Executive Officer on an interim basis from June 2008 to August 2009, and President from June 2008 to January 2009. He served as Chairman of the Board since August 2007 and from April 1995 to December 2001. He served as Vice Chairman of the Board from December 2001 to August 2007. Mr. Bidzos served as Vice Chairman of RSA Security Inc., an internet identity and access management solution provider, from March 1999 to May 2002, and Executive Vice President from July 1996 to February 1999. Prior to that, he served as President and Chief Executive Officer of RSA Data Security, Inc. from 1986 to February 1999.
Qualifications
Mr. Bidzos is a business executive with significant expertise in the technology that is central to the Company’s business. Mr. Bidzos is an internet and security industry pioneer who understands the strategic technology trends in markets that are important to the Company. Mr. Bidzos was a founder of the Company and has been either Chairman or Vice Chairman of the Company’s Board since the Company’s founding in April 1995, providing him with valuable insight and institutional knowledge of the Company’s history and development. Mr. Bidzos has prior experience on our Compensation Committee and our Corporate Governance and Nominating Committee and as a member of many other public-company boards. Mr. Bidzos’ years of board-level experience contribute important knowledge and insight to the Board. Additionally, Mr. Bidzos’ executive-level experience includes many years as a Chief Executive Officer, providing him with a perspective that the Board values.

Courtney D. Armstrong INDEPENDENT
Age: 54	Committees: Audit and Compensation

Background
Courtney D. Armstrong has served as a director since June 2021. Mr. Armstrong is currently Chief Operating Officer at Paramount Pictures and Filmed Entertainment Group, a film and television production and distribution company, a position he has held since March 2024. Previously, he served as President of Business Affairs and Administration from October 2021 to March 2024. From April 2014 to October 2021, Mr. Armstrong served as Executive Vice President, Worldwide Business Affairs of Warner Bros. Pictures, a film and entertainment studio, where he oversaw all day-to-day business and legal aspects of worldwide film acquisition, development, production and initial distribution for the studio, including supervising the negotiations of key deals with filmmakers and talent. He joined Warner Bros. Pictures in 2003 as a Director of Business Affairs and was promoted to Vice President in 2004 and Senior Vice President in 2007. Before joining Warner Bros. Pictures, Mr. Armstrong spent three years at Walt Disney Pictures as an attorney in the Business and Legal Affairs department of the Motion Picture Group. Prior to that, Mr. Armstrong began his career as a litigation associate on the entertainment litigation team at the Los Angeles-based law firm Paul Hastings LLP. Mr. Armstrong is a graduate of the Northwestern Pritzker School of Law and holds an M.B.A. degree from the Kellogg School of Management. He received his undergraduate degree in Mechanical Engineering from Northwestern University.
Qualifications
Mr. Armstrong is a business executive with significant expertise in business and legal matters. Mr. Armstrong’s expertise as a business executive includes sales and marketing, financial management, contract negotiation, and distribution, providing him with a perspective that the Board values. Mr. Armstrong’s financial and accounting skills qualify him as an audit committee financial expert.

12	VeriSign, Inc.

Proposal No. 1—Election of Directors

Yehuda Ari Buchalter INDEPENDENT
Age: 53	Committees: Cybersecurity (Chair) and Corporate Governance and Nominating

Background
Dr. Buchalter has served as a director since July 2019. Dr. Buchalter is the Chief Executive Officer of Place Exchange, Inc., a technology company in the digital advertising space, a position he has held since July 2021. From May 2017 to July 2021, Dr. Buchalter served as the Chief Executive Officer of Intersection Holdings, LLC (“Intersection”), a leading smart cities media and technology company. At Intersection, Dr. Buchalter’s responsibilities included leadership of the Infosec Leadership Team, which was responsible for overseeing the company’s security and risk management issues, including data security and privacy issues. From July 2008 to January 2017, Dr. Buchalter served as the Chief Operating Officer and then President of MediaMath, a leading programmatic advertising technology platform. From January 2005 to April 2008, Dr. Buchalter was a Senior Partner at the marketing consultancy and agency Rosetta, where he led the Digital Media & Technology vertical. Prior to that, Dr. Buchalter was an Associate Principal in McKinsey & Company’s Media & Technology practice and a founding member of their Innovation practice. Dr. Buchalter holds a B.S. in Physics from Stanford University, a Ph.D. in Astronomy from Columbia University, and was a postdoctoral fellow in Theoretical Astrophysics at the California Institute of Technology.
Qualifications
Dr. Buchalter is a business executive with significant experience building and leading technology companies. Dr. Buchalter’s expertise as a business executive includes business administration, sales and marketing, product development, engineering, and operations, providing him with a perspective that the Board values.

Kathleen A. Cote INDEPENDENT
Age: 76	Committees: Audit

Background
Ms. Cote has served as a director since February 2008. From May 2001 to June 2003, Ms. Cote served as Chief Executive Officer of Worldport Communications, Inc., a provider of internet managed services. From September 1998 to May 2001, she served as Founder and President of Seagrass Partners, a consulting firm specializing in providing strategic planning, business, operational, and management support for startup and mid-sized technology companies. Prior to that, she served as President and Chief Executive Officer of Computervision Corporation, an international supplier of product development and data management software. Ms. Cote served as a director of Western Digital Corporation from January 2001 to November 2021. Ms. Cote holds an Honorary Doctorate from the University of Massachusetts, an M.B.A. degree from Babson College, and a B.A. degree from the University of Massachusetts, Amherst.
Qualifications
Ms. Cote is a business executive with significant expertise overseeing global companies in technology and operations in the areas of systems integration, networks, hardware, and software, including web-based applications and internet services. Ms. Cote’s expertise in technology and operations is directly relevant to the Company’s business. Ms. Cote’s expertise as a business executive also includes sales and marketing, product development, strategic planning, and international experience, which contributes important expertise to the Board in those areas of business administration. Ms. Cote’s financial and accounting skills qualify her as an audit committee financial expert. In addition to Ms. Cote’s tenure as a director of the Company, Ms. Cote has served on several other boards of directors, including service on the audit and corporate governance committees of those boards as well as serving as the lead independent director, providing her with valuable board-level experience. Ms. Cote’s executive-level experience includes experience as a Chief Executive Officer, providing her with a perspective that the Board values.

2025 Proxy Statement	13

Proposal No. 1—Election of Directors

Thomas F. Frist III INDEPENDENT
Age: 57	Committees: Compensation (Chair) and Corporate Governance and Nominating

Background
Mr. Frist has served as a director since December 2015. Since April 2019, Mr. Frist has served as Chairman of the Board of Directors of HCA Healthcare, Inc. where he has served as a director since 2006. Mr. Frist is the Founder and Managing Principal of Frist Capital, LLC, an investment firm based in Nashville, Tennessee, which he founded in 2002 that makes long-term equity investments in public and private companies. Prior to that, he was the managing member of FS Partners II, LLC and he worked in principal investments at Rainwater, Inc. from 1992 to 1995. Mr. Frist previously served as a director of Science Applications International Corporation from 2013 until 2017. Mr. Frist holds a B.A. degree from Princeton University and an M.B.A. degree from Harvard Business School.
Qualifications
Mr. Frist’s significant directorship experience provides valuable expertise and perspective to the Board. His directorship experience includes having chaired, and served as a member of, various public company board committees. In addition to his significant experience as a public company director, Mr. Frist provides valuable experience in areas of business administration, finance, and operations, which the Board values.

Jamie S. Gorelick INDEPENDENT
Age: 74	Committees: Corporate Governance and Nominating (Chair) and Compensation

Background
Ms. Gorelick has served as a director since January 2015. Ms. Gorelick has been a partner at Wilmer Cutler Pickering Hale and Dorr LLP, an international law firm, since July 2003. She has held numerous positions in the U.S. government, serving as Deputy Attorney General of the United States, General Counsel of the Department of Defense, Assistant to the Secretary of Energy, and a member of the bipartisan National Commission on Terrorist Threats Upon the United States. Ms. Gorelick has served as a director of Amazon.com, Inc. since February 2012 and currently serves as Lead Independent Director and is a member of its Nominating and Corporate Governance Committee. She previously served as a director of United Technologies Corporation from February 2000 to December 2014 and a director of Schlumberger Limited from April 2002 to June 2010. She holds B.A. and J.D. degrees from Harvard University.
Qualifications
Ms. Gorelick is an experienced attorney with significant expertise in legal, policy, and corporate matters. Ms. Gorelick’s regulatory and policy experience is directly relevant to the Company’s business. She is well-versed in critical infrastructure and national security issues and brings a valuable skill-set and wealth of government experience to the Board. Ms. Gorelick has served on several other corporate boards, a compensation committee and a nominating and corporate governance committee, and served on numerous government boards and commissions. Ms. Gorelick’s experience in both the public and private sectors, combined with her experience in the corporate boardroom, provides her valuable board experience, and she offers a perspective the Board values.

14	VeriSign, Inc.

Proposal No. 1—Election of Directors

Debra W. McCann INDEPENDENT
Age: 52	Committees: Audit

Background
Ms. McCann has served as a director since October 2024. Since May 2022, Ms. McCann has served as the Executive Vice President and Chief Financial Officer of Unisys Corporation. Prior to joining Unisys, Ms. McCann spent over a decade at Dun & Bradstreet, Inc., a global provider of business decisioning data and analytics, where she held progressively senior roles from 2009 until April 2022. Her tenure there culminated in her position as Treasurer and Senior Vice President, Investor Relations and Corporate Financial Planning and Analysis. Prior to Dun & Bradstreet, Ms. McCann held leadership positions at Cegedim, a technology and services company, and AT&T, Inc., an American multinational telecommunications and technology holding company. Ms. McCann holds an M.B.A. degree from Harvard Business School. She received her undergraduate degree in Finance and International Business from Pennsylvania State University.
Qualifications
Ms. McCann is a business executive with significant expertise within large, public, multinational, technology companies. Ms. McCann’s expertise as a business executive includes financial management, treasury and investor relations, providing her with a perspective that the Board values. Ms. McCann’s financial and accounting skills qualify her as an audit committee financial expert.

Timothy Tomlinson LEAD INDEPENDENT DIRECTOR
Age: 75	Committees: Audit (Chair) and Cybersecurity

Background
Mr. Tomlinson has served as a director from the Company’s founding in 1995 until 2002, and again since his reappointment in November 2007. From May 2011 through December 2013, Mr. Tomlinson was a corporate lawyer employed as General Counsel of Portola Minerals Company, a producer and seller of limestone products. From May 2007 through May 2011, Mr. Tomlinson was employed as Of Counsel by the law firm Greenberg Traurig, LLP. Mr. Tomlinson was the founder and a named partner of Tomlinson Zisko LLP and practiced with this Silicon Valley law firm from 1983 until its acquisition by Greenberg Traurig, LLP in May 2007. He served as managing partner of Tomlinson Zisko LLP for multiple terms. While at Tomlinson Zisko LLP, Mr. Tomlinson and his firm served as the licensing counsel to RSA Data Security, Inc. and the Company for a wide variety of cryptographic and related cybersecurity products. Mr. Tomlinson holds a B.A. degree in Economics, a Ph.D. degree in History, an M.B.A., and a J.D. degree from Stanford University.
Qualifications
Mr. Tomlinson has significant expertise in corporate matters including finance and mergers and acquisitions and has represented clients in the technology industry for more than thirty years. Mr. Tomlinson’s long-term service on our Board has provided him with valuable insight and institutional knowledge of the Company’s history and development. Mr. Tomlinson’s financial and accounting skills qualify him as an audit committee financial expert. He has extensive experience in corporate governance, both as a lawyer advising clients, and through serving on our committees, as well as the audit, compensation, and governance committees of other companies.

2025 Proxy Statement	15

Corporate Governance
Overview
Our business is conducted by our employees, managers and officers, under the direction of our Chief Executive Officer and the oversight of the Board, to enhance the long-term value of our Company for our stockholders. Key corporate governance documents that guide our corporate governance structure and processes, including our Corporate Governance Principles and the charters of the Board’s committees, are available on our Investor Relations website at https://investor.verisign.com/corporate-governance.
Board Structure and Operations
Board Leadership Structure
The Board regularly considers the appropriate leadership structure for the Board. Currently, the Company’s eight-member Board is led by Chairman D. James Bidzos. Mr. Bidzos is also an officer of the Company, serving as its Executive Chairman, President and Chief Executive Officer. The independent directors of the Board appointed Timothy Tomlinson as Lead Independent Director. The Lead Independent Director: (i) presides at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the independent directors; (ii) serves as liaison between the Chairman of the Board and the independent directors; (iii) works with the Chairman of the Board to facilitate timely and appropriate information flow to the Board; (iv) reviews and approves agendas and schedules for meetings of the Board; (v) exercises such other powers and duties as from time to time may be assigned to him or her by the Board; and (vi) meets with significant stockholders, as appropriate. In addition, the Lead Independent Director has the authority to call meetings and executive sessions of the independent directors.
The Board has determined that its current leadership structure represents an appropriate structure for the Board. In particular, this structure capitalizes on the expertise and experience of Messrs. Bidzos and Tomlinson due to their service to the Board. The structure permits Mr. Bidzos to engage in the operations of the Company in a more in-depth way as Executive Chairman and Chief Executive Officer. Lastly, the structure promotes Board independence from Management by permitting the Lead Independent Director to call and chair meetings and executive sessions of the independent directors separate and apart from the Chairman of the Board.
The Board has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. This flexibility allows the Board to utilize its considerable experience and knowledge to elect the most appropriate director as Chairman, while maintaining the ability to separate the Chairman of the Board and Chief Executive Officer roles when necessary. This determination is made according to what the Board believes is best to provide appropriate leadership for the Board at such time.

Responsibilities of Chairman of the Board and Lead Independent Director
CHAIRMAN OF THE BOARD	Presides at meetings of the Board, and, unless another person is designated, meetings of stockholders
Oversees the management, development and functioning of the Board
Plans and organizes the schedule of board meetings and establishes the agendas for Board meetings
RESPONSIBILITIES OF LEAD INDEPENDENT DIRECTOR	Presides at meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors
Serves as a liaison between the Chairman and independent directors
Works with the Chairman to facilitate timely and appropriate information flow to the Board
Authorized to call meetings and executive sessions of the independent directors
Meets with significant stockholders, as appropriate
Approves agendas and schedules for meetings of the board to ensure there is sufficient time for discussion
Solicits comments and feedback from each director on the operation of the Board and its committees for areas of improvement

16	VeriSign, Inc.

Corporate Governance
Board Committees

AUDIT COMMITTEE
Members	Principal Responsibilities
Timothy Tomlinson (Chairperson) Courtney D. Armstrong Kathleen A. Cote Debra W. McCann Meetings in 2024: 5
The Board has established an Audit Committee to:
•oversee the accounting and financial reporting processes at the Company, internal control over financial reporting, audits of the Company’s financial statements, the qualifications of the Company’s independent registered public accounting firm, and the performance of the Company’s internal audit department and the independent registered public accounting firm;
•be responsible for the appointment (subject to stockholder ratification), compensation, and retention of the independent registered public accounting firm, which reports directly to the Audit Committee;
•oversee the Company’s processes to manage business and financial risk, and compliance with significant applicable legal and regulatory requirements; and
•oversee the Company’s ethics and compliance program.
Independence
Each member of the Audit Committee meets the independence criteria of The Nasdaq Stock Market’s and the SEC’s rules. Each Audit Committee member meets The Nasdaq Stock Market’s financial knowledge requirements, and the Board has determined that the Audit Committee has at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities as required by Rule 5605(c)(2) of The Nasdaq Stock Market. Our Board has determined that each member of the Audit Committee is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.
Charter
The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and The Nasdaq Stock Market. The Audit Committee’s charter is available on our Investor Relations website at https://investor.verisign.com/corporate-governance.

2025 Proxy Statement	17

Corporate Governance

COMPENSATION COMMITTEE
Members	Principal Responsibilities
Thomas F. Frist III (Chairperson) Courtney D. Armstrong Jamie S. Gorelick Meetings in 2024: 5
The Board has established a Compensation Committee to:
•discharge the Board’s responsibilities with respect to all forms of compensation of the Company’s directors and employees, including executive officers;
•administer the Company’s equity incentive plans;
•oversee the Company’s overall compensation philosophy and approve and evaluate executive officer compensation arrangements, plans, policies, and programs; and
•oversee the Company’s human capital matters, including a review of various workforce metrics, such as employee engagement, workforce demographics, hiring, turnover, and promotion rates.
Independence
Each Compensation Committee member has been determined to be an “independent director” under the rules of The Nasdaq Stock Market for compensation committee members and a “non-employee director” pursuant to Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Charter
The Compensation Committee operates pursuant to a written charter. The Compensation Committee’s charter is available on our Investor Relations website at https://investor.verisign.com/corporate-governance.
For further information regarding the role of management and the independent compensation consultant in setting executive compensation, see “Executive Compensation—Compensation Discussion and Analysis” elsewhere in this Proxy Statement.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
Members	Principal Responsibilities
Jamie S. Gorelick (Chairperson) Yehuda Ari Buchalter Thomas F. Frist III Meetings in 2024: 4
The Board has established a Corporate Governance and Nominating Committee to:
•recruit, evaluate, and nominate candidates for appointment or election to serve as members of the Board;
•recommend nominees for committees of the Board;
•assess contributions and independence of incumbent directors;
•review and make recommendations regarding the Board’s leadership structure;
•develop the Board’s CEO succession planning and evaluation process and oversee succession planning for positions held by senior management;
•recommend changes to corporate governance principles and committee charters and periodically review and assess the adequacy of these documents;
•oversee the Company’s Corporate Stewardship and Responsibility initiatives; and
•review annually the performance of the Board.
Independence
Each Corporate Governance and Nominating Committee member has been determined by the Board to be an “independent director” under the rules of The Nasdaq Stock Market.
Charter
The Corporate Governance and Nominating Committee operates pursuant to a written charter. The Corporate Governance and Nominating Committee’s charter is available on our Investor Relations website at https://investor.verisign.com/corporate-governance.

18	VeriSign, Inc.

Corporate Governance

CYBERSECURITY COMMITTEE
Members	Principal Responsibilities
Yehuda Ari Buchalter (Chairperson) D. James Bidzos Roger H. Moore Timothy Tomlinson Meetings in 2024: 4
The Board has established a Cybersecurity Committee to:
•assist the Board with its oversight of the Company’s cybersecurity program and risks
•oversee the effectiveness of the cybersecurity program;
•review the Company’s adoption and implementation of systems, controls and procedures designed to prevent, detect and respond to cyber-attacks or security breaches involving the Company;
•review the activities of management’s Safety and Security Council;
•review the effectiveness of information security incident response, business continuity, and disaster recovery plans, including escalation protocols;
•review the Company’s compliance with applicable global data protection and security regulations and the Company’s adoption and implementation of systems, controls and procedures designed to comply with such regulations;
•review the budget and resources allocated for the cybersecurity program; and
•review the cybersecurity insurance program.
Independence
Each member of the Cybersecurity Committee other than Mr. Bidzos has been determined by the Board to be an “independent director” under the rules of The Nasdaq Stock Market.
Charter
The Cybersecurity Committee operates pursuant to a written charter. The Cybersecurity Committee’s charter is available on our Investor Relations website at https://investor.verisign.com/corporate-governance.

Board Nominations and Succession Planning
In recommending candidates for election to the Board, the Corporate Governance and Nominating Committee considers the performance and qualifications of each potential nominee or candidate, not only for his or her individual strengths but also for his or her potential contribution to the Board as a group. In carrying out this responsibility, the Corporate Governance and Nominating Committee also considers additional factors, such as business experience, including international experience, personal and professional ethics, integrity and values, and expertise within industries and markets tangential or complementary to the Company’s industry. Additionally, pursuant to the Corporate Governance Principles and its charter, the Corporate Governance and Nominating Committee evaluates and reviews with the Board the criteria for selecting new directors, including skills, background, perspective and other characteristics in the context of the current composition and needs of the Board and its committees.
The Corporate Governance and Nominating Committee considers candidates for director nominees proposed by directors and stockholders. The Corporate Governance and Nominating Committee may also from time to time retain one or more third-party search firms to identify suitable candidates.
If you would like to recommend to the Corporate Governance and Nominating Committee a prospective candidate, please submit the candidate’s name and qualifications to: Thomas C. Indelicarto, Secretary, VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190.
The Corporate Governance and Nominating Committee will consider all candidates identified by the directors, the chief executive officer, stockholders, or third-party search firms through the processes described above, and will evaluate each of them, including incumbents and candidates nominated by stockholders, based on the same criteria.
Board Evaluation Process
The Corporate Governance and Nominating Committee oversees the annual performance review of the Board and its committees. Each year, the Corporate Governance and Nominating Committee determines the format for the annual performance reviews, and the Chairperson of each Board committee is responsible for leading that committee’s performance review and the Lead Independent Director is responsible for leading the Board’s performance review. The results of the reviews are reported to the Chairperson of the Corporate Governance and Nominating Committee, who in turn reports the results of the reviews to the entire Board. In addition to these reviews, the Lead Independent Director solicits comments and feedback from each director on the operation of the Board and the committees and areas for improvement.

2025 Proxy Statement	19

Corporate Governance
Board Responsibilities
Board and Committee Meetings

2024 MEETING ACTIVITY

BOARD	COMMITTEES
6 MEETINGS	18 MEETINGS COLLECTIVELY
ATTENDANCE
During 2024, no director attended fewer than 90% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by all committees on which he or she served.

Board Members’ Attendance at the Annual Meeting
We do not have a formal policy regarding attendance by members of the Board at our annual meetings of stockholders. One member of the Board attended our 2024 Annual Meeting of Stockholders.
Risk Oversight
The Board is actively engaged in risk oversight for the Company. Throughout the year, the Board and senior management discuss the areas of material risk to the Company. Risks are identified and evaluated quarterly as part of the Company’s disclosure controls and procedures, and, if material, disclosed in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.
Our Board and its committees also engage third-party experts from time to time to help evaluate risks. For example, the Compensation Committee engages an independent compensation consultant to assist with the Company’s Compensation Risk Assessment.

Board
The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives reports from the appropriate member of senior management responsible for mitigating these risks within the organization to enable the Board to understand our risk identification, risk management, and risk mitigation strategies.

Committees
The Chairpersons of the relevant committees brief the full Board on the committees’ oversight of risks within their purview during the committee reports portion of each regular Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships, and enables the full Board to provide input on the Company’s risk assessment and risk management efforts. All of our Board members have experience with enterprise risk management.

The Audit Committee oversees the Company’s processes to manage business and financial risk and compliance with applicable legal and regulatory requirements, including the Company’s enterprise risk management program.
The Compensation Committee oversees the Company’s risk assessment and risk management relative to the Company’s compensation programs, policies, and practices and human capital management.	The Cybersecurity Committee assists the Board with its oversight of the Company’s cybersecurity program and risks.

20	VeriSign, Inc.

Corporate Governance
Risk Reporting to the Board and its Committees
The chart below shows selected areas of risk and which of the Board committees or the full Board receives regularly scheduled reports from senior management with respect to such area of risk.

RISK AREA	FULL BOARD	AUDIT COMMITTEE	COMPENSATION COMMITTEE	CYBERSECURITY COMMITTEE
Cybersecurity/Technology	●			●
Financial	●	●
Litigation		●
Enterprise (ERM)	●	●
Legal and Compliance		●
Compensation/Human Capital Management			●
Strategic	●
Enterprise Risk Management Program Summary
The Audit Committee oversees the ERM program and reviews ERM program activities and risks on a quarterly basis. The Board receives ERM program and risk updates annually, and as warranted, from the Chair of the Audit Committee during each Board meeting. Under our ERM program, which is based on the COSO framework, Management identifies and defines enterprise level risks and assigns each a risk rating based on an assessment scale that considers the likelihood and impact using predefined criteria. Risk ratings are reviewed quarterly, or more frequently as needed, by scoring specific risk indicators. Risk mitigation project plans are prepared for each enterprise risk under the purview of risk owners and executive sponsors. Progress against such plans is reviewed and recorded. In addition, Management maintains a comprehensive risk inventory containing potential risks that are scored by the executive team using an internally developed risk assessment tool. The results from this scoring are reviewed with executive leadership to determine trends or emerging enterprise-level risks. Our ERM program is established by a corporate policy and program charter and is periodically reviewed by our internal audit team.
Management Succession Planning
The Board recognizes the importance of the effectiveness of the Company’s executive leaders for the Company’s success, and the Board is actively engaged in executive succession planning. The Board has delegated to the Corporate Governance and Nominating Committee responsibility for reviewing and assessing the management development and succession planning process for senior management. As part of the succession planning process, the Corporate Governance and Nominating Committee works closely with our Management, including our Senior Vice President, Chief Human Resources Officer, to identify succession candidates for senior management other than the Executive Chairman, President and Chief Executive Officer. Although the Board retains responsibility for identifying succession candidates for the Executive Chairman, President and Chief Executive Officer, the Corporate Governance and Nominating Committee is charged with developing the processes to identify succession candidates.
Ethics and Compliance Oversight
As part of our commitment to Verisign’s mission and values, we are focused on promoting a culture of ethics and compliance. Our Code of Conduct, which is applicable to directors, executive officers, and employees, represents our values and outlines our approach to ethical conduct and compliance with legal and regulatory requirements, including non-retaliation, anti-corruption, and other similar areas. We have a designated Compliance Officer, who is responsible for implementing and maintaining our ethics and compliance program. The Board oversees our ethics and compliance program (including our Verisign Ethics and Compliance Helpline) primarily through the Audit Committee, which receives quarterly updates from the Compliance Officer and regularly discusses with Management the program and its effectiveness.
Corporate Stewardship and Responsibility
Stewardship is at the core of our mission and values. Just as we serve as stewards of the internet and our business -– upon which billions of internet users depend -– we are also committed to our people and to the communities where we live and work. We focus our actions and resources on key priority areas. The Board has overall oversight of these activities while the Corporate Governance and Nominating Committee exercises general oversight with specified priority areas overseen by other committees. For more information, please visit the Corporate Stewardship and Responsibility section of our webpage at https://investor.verisign.com/stewardship.

2025 Proxy Statement	21

Corporate Governance
Other Governance and Ethics Policies and Practices
Code of Conduct
We adopted a written Code of Conduct, which is posted on our Investor Relations website under “Ethics and Business Conduct” at https://investor.verisign.com/corporate-governance. The Code of Conduct applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer, and other senior accounting officers.
We intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Conduct, to the extent applicable to the principal executive officer, principal financial officer, or other senior accounting officers, by posting such information on our Investor Relations website within four business days under “Ethics and Business Conduct” at https://investor.verisign.com/corporate-governance.
Transactions with Related Persons
Policies and Procedures with Respect to Transactions with Related Persons
Our Audit Committee has approved a written Policy for Entering into Transactions with Related Persons (the “Related Person Transaction Policy”), which sets forth the requirements for review, approval, or ratification of transactions between our Company and “related persons,” as such term is defined under Item 404 of Regulation S-K.
The Related Person Transaction Policy requires the Audit Committee to review, approve, or ratify the terms of any transaction, arrangement, or relationship or series of similar transactions, arrangements, or relationships (including any indebtedness or guarantee of indebtedness) in which (i) Verisign was or is to be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related person has or will have a direct or indirect material interest (“Related Person Transaction”), except for those transactions, arrangements, or relationships specifically listed in the Related Person Transaction Policy as not requiring approval or ratification by the Audit Committee. In determining whether to approve or ratify a Related Person Transaction, the Audit Committee is required to take into account, among other factors it deems appropriate, whether the Related Person Transaction terms are no more favorable to the related person than terms generally available to an unaffiliated third-party under the same or similar circumstances and the materiality of the related person’s direct or indirect interest in the transaction. A related person who has a relationship with a company that engages in a transaction with Verisign is not deemed to have an indirect material interest in that transaction where the person’s only relationship is as a director or beneficial owner of less than 10% of that company’s equity interests.
The Related Person Transaction Policy requires prior approval of the Audit Committee for the following Related Person Transactions:
•Any Related Person Transaction to which a related person is a named party to the underlying agreement or arrangement, provided that certain agreements or arrangements between Verisign and a related person concerning employment and any compensation solely resulting from employment or concerning compensation as a member of the Board that have, in each case, been entered into or approved in accordance with policies of Verisign is not subject to prior approval of the Audit Committee;
•Any Related Person Transaction involving an indirect material interest of a related person where the terms of the agreement or arrangement are not negotiated on an arm’s length basis or where the Related Person Transaction is not a transaction in the ordinary course of business; and
•Any Related Person Transaction where the total transaction value exceeds $1,000,000.
On a quarterly basis, the Audit Committee is required to review and, if determined by the Audit Committee to be appropriate, ratify any Related Person Transactions not requiring prior approval of the Audit Committee under the Related Person Transaction Policy.
In the event that Verisign proposes to enter into a transaction with a related person who is a member of the Audit Committee or an immediate family member of a member of the Audit Committee, prior approval by a majority of the disinterested members of the Board is required. No Audit Committee member nor his or her immediate family member, who is a party to a proposed transaction, may participate in any discussion or approval of such transaction, except to provide all material information concerning the Related Person Transaction.

22	VeriSign, Inc.

Corporate Governance
The following Related Person Transactions do not require approval or ratification by the Audit Committee:
•Payment of compensation to executive officers in connection with their employment with Verisign, provided that the compensation has been approved in accordance with policies of Verisign.
•Remuneration to directors in connection with their service on the Board, provided that the remuneration has been approved in accordance with policies of Verisign.
•Reimbursement of expenses incurred in exercising duties as an officer or director of Verisign, provided that the reimbursement has been approved in accordance with policies of Verisign.
•Any transaction with a related person involving services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.
•Any transaction involving a related person where the rates or charges involved are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.
•Any transaction where the related person’s interest arises solely from the ownership of Verisign’s common stock and all holders of Verisign’s common stock received the same benefit on a pro rata basis (e.g., dividends).
There are no transactions required to be reported under Item 404(a) of Regulation S-K where the Related Person Transaction Policy did not require review, approval or ratification, or where the Related Person Transaction Policy was not followed, since January 1, 2024.
Certain Relationships and Related Transactions
Since January 1, 2024, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we or any of our subsidiaries are or were to be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer or beneficial holder of more than 5% of the common stock of Verisign or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
Communicating with the Board
Any stockholder who desires to contact the Board may do so electronically by sending an email to bod@verisign.com. Alternatively, a stockholder may contact the Board by writing to: Board of Directors, VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190, Attention: Secretary. Communications received electronically or in writing are distributed to the Chairman of the Board or other members of the Board, as appropriate, depending on the facts and circumstances outlined in the communication received.

2025 Proxy Statement	23

Proposal No. 2
Advisory Vote to Approve Executive Compensation
As required by Section 14A of the Exchange Act and related SEC rules, we are seeking an advisory stockholder vote to approve the compensation of our named executive officers for 2024 as disclosed under SEC rules, including the Compensation Discussion and Analysis section, the compensation tables and related material included in this Proxy Statement. The stockholder vote approving executive compensation is advisory only, and the result of the vote is not binding upon the Company or the Board. Although the resolution is non-binding, the Board and the Compensation Committee will consider the outcome of the advisory vote when making future compensation decisions. In 2023, the majority of our stockholders voted in favor of holding a non-binding stockholder advisory vote to approve executive compensation on an annual basis and, in consideration of the outcome of that vote, the Board has determined to hold such an advisory vote each year. Following the Annual Meeting, the next non-binding stockholder advisory vote to approve executive compensation is expected to occur at the 2026 Annual Meeting of Stockholders.
Our executive compensation program and compensation paid to our named executive officers are described elsewhere in this Proxy Statement. The Compensation Committee oversees the program and compensation awarded, adopts changes to the program, and awards compensation as appropriate to reflect the Company’s circumstances and to promote the main objectives of the program.
This proposal allows our stockholders to express their opinions regarding the decisions of the Compensation Committee on the prior year’s annual compensation to our named executive officers. You may vote for or against the following resolution, or you may abstain.
RESOLVED, that the stockholders of VeriSign, Inc. approve, on a non-binding, advisory basis, the compensation of VeriSign, Inc.’s named executive officers as disclosed in the Proxy Statement for VeriSign, Inc.’s 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables, and related disclosures.

FOR	The Board recommends a vote FOR the foregoing resolution.

24	VeriSign, Inc.

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) provides comprehensive information about our executive compensation program for our 2024 named executive officers (our “NEOs”) and provides context for the decisions underlying the compensation reported in this Proxy Statement. Our 2024 NEOs are listed below.

D. James Bidzos	Todd B. Strubbe	George E. Kilguss, III	Danny R. McPherson	Thomas C. Indelicarto
Executive Chairman, President and Chief Executive Officer	Former President and Chief Operating Officer	Executive Vice President and Chief Financial Officer	Executive Vice President, Engineering, Operations, and Chief Security Officer	Executive Vice President, General Counsel and Secretary
On February 10, 2025, George E. Kilguss III, Executive Vice President and Chief Financial Officer informed the Board of his intention to retire, effective May 31, 2025.

Todd B. Strubbe, President and Chief Operating Officer, retired effective April 5, 2024. Mr. Strubbe served as the Company’s Chief Operating Officer since April 2015 and President since February 2020. The Board elected D. James Bidzos to resume the office of President, which he previously held from August 2011 to February 2020, effective April 5, 2024.

The sections below describe the material elements of our executive compensation program for 2024, including how we have set compensation and have aligned pay to performance. We refer to our NEOs and Senior Vice Presidents, collectively as our “executives.”
Compensation Philosophy and Objectives
Our executive compensation program is designed to attract and retain the executive talent we need to maintain our high performance standards and grow our business for the future. Our philosophy is to provide a mix of compensation that motivates our NEOs to achieve our short and long-term performance goals, and we believe the achievement of these goals will create value for our stockholders.
Our executive compensation program is designed with the following objectives and program elements:

OBJECTIVE	PROGRAM ELEMENT
Attract and retain talented executives	Provide a competitive level of total target compensation (base salary, bonus, and long-term incentive).
Promote a pay for performance philosophy based on both Company performance and individual contributions
Provide a compensation program that emphasizes incentives that are tied to annual and long-term financial and strategic goals. In addition, we may modify NEOs’ annual incentive bonus up (subject to specified limitations) or down based on individual performance to more closely align NEOs’ compensation with their contributions.

Align the interests of our executives with our stockholders
Provide a significant portion of compensation aligned to the long-term value of our stock, including performance-based stock awards with vesting measured in part based on Total Shareholder Return (“TSR”). In addition, require NEOs to meet stock ownership guidelines and maintain compliance with stock ownership guidelines until six months after termination of employment.

2025 Proxy Statement	25

Executive Compensation

Other key features of our current executive compensation program:
•No employment contracts.
•Change in control agreements contain a double trigger and do not provide for tax gross-ups.
•No special pension plans, special retirement plans, or other significant perquisites for NEOs.
•Same benefit programs as all other employees.
•A clawback policy applicable to our Section 16 Officers that provides for the recoupment of certain incentive compensation (both annual and long-term incentives) in the event of an accounting restatement.
•Forfeiture provisions in our equity awards such that unvested awards are generally forfeited upon a termination of employment (subject to limited exceptions for death, disability, and certain terminations related to a change in control).
•An insider trading policy that prohibits any employee or director from shorting, hedging, or pledging our stock.

26	VeriSign, Inc.

Executive Compensation
Pay and Performance Relationship
It is important that our NEOs are motivated to achieve, and rewarded for achieving, objectives that provide long-term benefits to our stockholders. We have designed our executive compensation program so that a significant amount of each NEO’s compensation is tied to our stockholders’ long-term interests. The charts below illustrate our emphasis on performance-based compensation.

(1) Performance-Based Compensation = 2024 Annual Target Bonus + 2024 Long-Term Incentive, valued as of the date of the grant.

Results of 2024 Say on Pay Vote
When the Compensation Committee set compensation amounts for 2025, it considered the results of the 2024 stockholder advisory vote on our executive compensation program. At our 2024 Annual Meeting of Stockholders, our stockholders indicated strong support of our executive compensation program, with over 94% of the votes cast in favor of our executive compensation program. In light of this strong support and based on our review of our program’s market competitiveness and alignment with best practices, the Compensation Committee made no significant changes to our overall approach to executive compensation for 2024 and 2025.
Voted in Favor of our Executive Compensation Program
at our 2024 Annual Meeting of Stockholders

2025 Proxy Statement	27

Executive Compensation
Elements of Our Executive Compensation Program
Our executive compensation program is made up of three main elements: base salary, annual incentive bonus, and long-term incentive compensation. The chart below shows our objectives for each element of compensation and the factors we use to determine compensation amounts. For each element of compensation, the Compensation Committee considers our peer group and relevant survey data as well as guidance from the Compensation Committee’s independent compensation consultant before determining compensation amounts.

ELEMENT	OBJECTIVE	FACTORS
Base Salary	Provide a guaranteed level of fixed annual income to attract and retain executive talent. Increases are not automatic or guaranteed.	•Job responsibilities and scope •Experience •Individual contributions •Internal pay alignment and peer and industry benchmarking
Annual Incentive Bonus	Provide a reward for achieving individual goals and the Company’s financial and strategic goals.	•Company performance •Individual performance •Internal pay alignment and peer and industry benchmarking
Long-Term Incentive Compensation	Provide an award that both serves a retention purpose and incentivizes executives to manage the Company from the perspective of a long-term stockholder.
•Importance of the NEO to Company performance
•Individual contributions
•Future potential of the NEO
•Value of NEO’s vested and unvested outstanding equity awards
•Internal pay alignment and peer and industry benchmarking

Our Process for Setting Compensation
Role of the Compensation Committee
The Compensation Committee oversees our compensation and benefit programs, approves NEOs’ compensation, and sets the policies that govern compensation of our NEOs and other employees. The Compensation Committee annually:
•Reviews and makes changes as appropriate to the peer group used to benchmark competitive compensation levels for our NEOs;
•Reviews the reports provided from its compensation consultant as described below in the section titled Role of Independent Compensation Consultant;
•Examines a summary of compensation data of our peer group and reviews broader compensation survey data for technology companies that we believe are comparable to the Company in industry and financial metrics;
•Reviews and approves elements of NEO compensation for market competitiveness and alignment with Company goals;
•Reviews stockholder dilution and burn rate in making equity compensation decisions;
•Sets performance goals for our annual incentive bonus and long-term incentive compensation programs;
•Reviews a tally sheet for every NEO detailing the NEO’s entire compensation and benefits package and earnings potential from unvested equity awards;
•Reviews the competitiveness of our NEOs’ base salaries, annual incentive bonus targets, and long-term incentive compensation targets (element by element and in aggregate) by comparing our program to a peer group of publicly-traded, technology companies that we view as representative of our competitors for executive talent;
•Reviews the comprehensive risk assessment of the Company’s incentive plans and arrangements;
•Reviews the Company’s human capital management practices as well as employee health and safety matters;
•Determines the CEO’s base salary, annual incentive bonus, and equity awards based on its review of the data described above, the Board’s assessment of the individual performance of the CEO during the year, and the compensation consultant’s report and recommendations; and
•Determines each of the other NEO’s base salary, annual incentive bonus, and equity awards based on its review of the data described above and the CEO’s assessment of the individual performance of the NEO during the year.

28	VeriSign, Inc.

Executive Compensation
Role of Management
The CEO annually reviews the peer group compensation data, comparable industry survey data, the tally sheet data, and the performance of each of the other NEOs and makes recommendations to the Compensation Committee for base salary adjustments, annual incentive bonuses, and equity awards for each of the other NEOs.
Role of Independent Compensation Consultant
The Compensation Committee has engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant to assist it in evaluating and analyzing the Company’s executive compensation program. FW Cook provides guidance and recommendations to the Compensation Committee and advises on various topics, including the following:
•Analyzes the annual compensation of each NEO, including the CEO, based on comparisons to the Company’s peer group and comparable industry survey data, including in both cases target and actual total compensation.
•Advises the Compensation Committee on the appropriateness of Management’s recommendations for any changes, other than the CEO’s, to the executives’ compensation;
•Reviews the CEO’s compensation and the design of the CEO’s compensation program and provides recommendations for changes;
•Reviews the Company’s peer group annually and provides recommendations for changes;
•Advises the Compensation Committee on best practices related to oversight and design of the Company’s executive compensation program;
•Reviews compensation design recommendations from the Company’s Management and provides recommendations to the Compensation Committee on the impact of those recommendations;
•Reviews the Company’s equity compensation philosophy and incentive design;
•Reviews the impact of regulatory changes on our NEOs’ and non-employee directors’ compensation;
•Reviews our risk assessment of the Company’s incentive plans and programs;
•Reviews our NEOs’ compensation disclosures;
•Reviews non-employee director compensation; and
•Reviews the Company’s change in control agreements.

In October 2024, the Compensation Committee reviewed FW Cook’s performance, and in December 2024, the Compensation Committee assessed FW Cook’s independence against the independence factors set forth in the applicable Nasdaq rules. The Compensation Committee determined that FW Cook was independent and reengaged FW Cook for 2025. FW Cook performs no other services for the Company, and its services for the Compensation Committee do not raise any conflicts of interest.
Peer Group
Each year, the Compensation Committee reviews the Company’s peer group with the assistance of its compensation consultant and makes changes as appropriate. In making 2024 compensation decisions, the peer group consisted of the following companies:

Akamai Technologies	F5, Inc.	Jack Henry
ANSYS	Factset Research Systems	Paychex
Autodesk	Fiserv	Roper Technologies
Broadridge Financial	Fortinet	Synopsys
Cadence Design Systems	Global Payments	Teradata
Corpay (formerly known as FLEETCOR)	Intuit	Verisk Analytics
Equinix
At the time the Compensation Committee determined the 2024 peer group, Verisign’s revenue, operating income before depreciation and amortization (“Adjusted Operating Income”), and market capitalization as compared to our 2024 peer group were as follows: first quartile for revenue, second quartile for Adjusted Operating Income, and second quartile for market capitalization.
In October 2024, as part of its annual review of our peer group, the compensation consultant provided the Compensation Committee with an evaluation of, and recommendation for, our peer group based on revenue, market capitalization, free cash flow yield, Adjusted Operating Income growth, use of dividends or buybacks, inclusion in the S&P 500 index and their industry. Based on this review, the Compensation Committee approved the removal of two peer companies, Intuit and Fiserv, due to their relative revenue and market capitalization. The Compensation Committee also approved the addition of GoDaddy as a peer resulting in an 18 company peer group to be used in setting 2025 compensation.

2025 Proxy Statement	29

Executive Compensation

Base Salary
Based on the review described above under the “Role of the Compensation Committee,” the Compensation Committee approved no adjustments to our NEOs’ salaries as summarized in the chart below. No changes were made to NEO salaries as they remained aligned both internally and externally with peer group market data.

NAME	2023 BASE SALARY	2024 BASE SALARY
D. James Bidzos	$950,000	$950,000
Todd B. Strubbe	$590,000	$590,000
George E. Kilguss, III	$555,000	$555,000
Danny R. McPherson	$555,000	$555,000
Thomas C. Indelicarto	$555,000	$555,000
Annual Incentive Bonus
Our NEOs participate in the Verisign Performance Plan (“VPP”), which is a cash-based annual bonus plan. VPP bonuses are based on the Company’s achievement of financial goals established by the Compensation Committee in advance, as well as individual performance. The Compensation Committee determines the target annual incentive opportunity for each of our NEOs based on a comparison to our peer group and FW Cook’s executive compensation report. For 2024, the Compensation Committee approved the following VPP bonus targets as a percentage of base salary for our NEOs:

NEOS	2024 BONUS TARGET AS A % OF BASE SALARY
D. James Bidzos	150%
Todd B. Strubbe	100%
George E. Kilguss, III	100%
Danny R. McPherson	100%
Thomas Indelicarto	100%
No adjustments were made to NEO bonus targets as they remained aligned both internally and externally with peer group market data.
The Compensation Committee approves the actual annual incentive award payments for our NEOs after reviewing the Company’s and the individual’s performance. The Company’s performance determines the initial level of funding for the annual incentive bonus pool. The Compensation Committee then considers, and approves or amends as appropriate, the CEO’s recommendations for modifying any individual award above or below that level of funding based on an assessment of each NEO’s performance, and the Board’s assessment of the CEO’s performance. All annual bonus awards are subject to a maximum of 175% of the NEO’s target bonus under the VPP.
The Company’s performance goals for the 2024 VPP were approved by the Compensation Committee in December 2023 and were based on two financial measures, weighted equally: (i) revenue and (ii) operating margin. The Company’s 2024 performance must have equaled or exceeded 98% of the established target for either revenue or operating margin before any funding of the bonus pool may occur. The table below illustrates different achievement levels for funding of the 2024 VPP bonus pool (threshold, target, and maximum) for each of these financial measures. The table also illustrates adjusted actual revenue and operating margin achieved for 2024 and the corresponding funding levels that resulted in an 96.3% funding for the 2024 VPP bonus pool.

30	VeriSign, Inc.

Executive Compensation

The chart below indicates the Compensation Committee’s approved annual incentive bonus award for each NEO under the 2024 VPP. All of our NEOs received a bonus payment at the funding multiplier level with no further adjustment.

NAME	2024 BASE SALARY	BONUS TARGET AS A % OF BASE SALARY	2024 ACTUAL BONUS PAYMENT
			FUNDING MULTIPLIER AS A % OF TARGET	ACTUAL PAYOUT AS A % OF TARGET	ACTUAL PAYOUT AMOUNT
D. James Bidzos	$950,000	150%	96.3%	96.3%	$1,372,275
Todd B. Strubbe[1]	$590,000	100%	—	—	—
George E. Kilguss, III	$555,000	100%	96.3%	96.3%	$534,465
Danny R. McPherson	$555,000	100%	96.3%	96.3%	$534,465
Thomas C. Indelicarto	$555,000	100%	96.3%	96.3%	$534,465
(1) Mr. Strubbe retired from the company in April 2024, and as such, he did not receive a bonus under the 2024 VPP.
Long-Term Incentive Compensation
Equity-based grants are a key element of our total compensation program, and we issue them in accordance with our Amended and Restated VeriSign, Inc. 2006 Equity Incentive Plan (the “2006 Plan”). Consistent with our compensation philosophy, we believe it is important that these awards have a performance component and that they are based in part on TSR. Individual target award amounts are based on several factors including competitiveness as determined by data provided by our compensation consultant, job responsibilities, individual contributions, and the future potential of the NEO.
In 2024, the Compensation Committee granted (i) a long-term equity award to Mr. Bidzos consisting of 60% performance-based restricted stock units (“PSUs”) and 40% time-based restricted stock units (“RSUs”) and (ii) long-term equity awards to our other NEOs consisting of 50% PSUs and 50% RSUs. The RSUs provide strong retention value for our executive talent as they vest ratably over four years (25% on the first anniversary of the grant date and 6.25% on each quarterly anniversary thereafter), subject to continued employment. They are also directly linked to changes in stockholder value as their value goes up or down in connection with Verisign’s stock price. The performance metrics associated with the 2024 PSUs consist of two measures, each measured over a three-year performance period from January 1, 2024 through December 31, 2026. These measures are: (i) compound annual growth rate (“CAGR”) of the Company’s operating income and (ii) TSR of Verisign compared to the TSR of the S&P 500 Index. The number of PSUs earned may range from 75% to 150% of the target award based on CAGR of operating income for the performance period, but no more than 100% of the target may be earned unless the TSR of Verisign equals or outperforms the TSR of the S&P 500 Index for the performance period. In 2024, the payout range was refined, shifting from a broader 50%–200% span to a more focused 75%–150% range. We believe that these performance metrics coincide with the interests of our stockholders, create a long-term performance focus, and complement the performance metrics underlying the Company’s short term annual cash incentive plan. Cliff vesting after the three-year performance period of the 2024 PSUs supports long-term alignment with shareholder value and provides strong retention of the Company’s NEOs.
The Compensation Committee granted equity awards on the basis described above to our NEOs on February 12, 2024 at its regularly scheduled meeting. Before determining the number of PSUs and RSUs to be granted to each NEO, the Compensation Committee determined the total dollar value of the target awards it wished to make to each NEO. The target number of PSUs granted to each of our NEOs was determined by dividing the total dollar value of the target award by the closing stock price on the date of grant rounded down to the nearest whole number of shares.

2025 Proxy Statement	31

Executive Compensation
The chart below shows the equity awards granted to each NEO in February 2024:

	2024 EQUITY GRANTS
NAME	TOTAL MARKET VALUE OF EQUITY GRANT(1)	GRANT DATE FAIR VALUE PER SHARE	TIME-BASED RSUs GRANTED(2)	TARGET PSUs GRANTED(3)
D. James Bidzos	$11,732,383	$195.84	23,963	35,945
Todd B. Strubbe(4)	$3,499,661	$195.84	8,935	8,935
George E. Kilguss, III	$3,501,619	$195.84	8,940	8,940
Danny R. McPherson	$3,501,619	$195.84	8,940	8,940
Thomas C. Indelicarto	$3,501,619	$195.84	8,940	8,940
(1)The total market value of the equity award is the combined value of RSUs and PSUs based on the grant date fair value per share.
(2)25% vested on February 15, 2025, and the remainder vests ratably, 6.25% each quarter for three years thereafter.
(3)The number of target PSUs granted represents shares that would be earned based on achievement at 100% of target. The performance period is January 1, 2024 through December 31, 2026. Vesting occurs after the performance achievement has been certified by the Compensation Committee and the Company has received an unqualified signed opinion on the Company’s financial statements for the year ending December 31, 2026 from its independent registered public accounting firm.
(4)Mr. Strubbe’s equity awards were forfeited upon his retirement in April 2024.

Vesting of PSUs Granted in 2022
In February 2022, the Compensation Committee granted PSUs with a performance period of January 1, 2022 through December 31, 2024 to our NEOs. The number of PSUs that could be earned ranged from 50% to 200% of the target award based on CAGR of operating income for the performance period, but no more than 100% of target could be earned unless the TSR of Verisign equaled or outperformed the TSR of the S&P 500 Index for the performance period. The threshold for the CAGR of operating income was 5.0% to earn 50% of the PSUs granted. In order to receive an award of 100% of the PSUs granted, attainment of 9.0% CAGR of operating income was necessary. Attainment of at least 13.0% CAGR of operating income was required to earn 200% of the PSUs granted. In February 2025, the Compensation Committee reviewed the Company’s performance against the performance goals for these PSUs. The CAGR of operating income for the performance period was 6.9% compared to the target of 9.0%. This resulted in a calculated achievement of 74% of target. The chart below shows the number of PSUs that were determined to be earned and vested in February 2025 based on achievement of the performance goals for the performance period.

NAME	TOTAL PSUs GRANTED IN 2022	GOAL ACHIEVEMENT	ACTUAL PSUs EARNED AND VESTED IN FEBRUARY 2025
D. James Bidzos	25,285	74%	18,710
George E. Kilguss, III	6,555	74%	4,850
Danny R. McPherson(1)	6,566	74%	4,858
Thomas C. Indelicarto	5,619	74%	4,158
(1)Mr. McPherson also received a grant on April 25, 2022 subject to the same metrics and performance period noted above. 5,619 shares were granted in February 2022 and 947 additional shares were granted in April 2022. The Actual PSUs earned and vested in February 2025 are a combination of these two grants with the goal achievement of 74%.
Note: Mr. Strubbe retired from the Company in April 2024, and as such, his 2022 PSUs were forfeited.
Other Features of our Executive Compensation Program
Recovery of Incentive Compensation
Effective October 2, 2023, we modified our compensation recoupment policy such that it now is intended to comply with the requirements of Nasdaq Listing Standard 5608 implementing Rule 10D-1 under the Securities Exchange Act of 1934. In the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover, on a reasonably prompt basis, the excess incentive-based compensation received by any covered executive, including the NEOs, during the prior three fiscal years that exceeds the amount that the covered executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
Equity Award Practices
The Compensation Committee approves all equity awards granted to our NEOs, the aggregate annual equity pool for all employees, employee grant guidelines, and all equity awards granted to eligible employees during the annual grant process, which generally takes place in February. A separate grant committee makes equity awards to non-executives at times other than the annual grant process. Our equity compensation programs do not currently include annual or periodic stock option awards.

32	VeriSign, Inc.

Executive Compensation
During 2024, the Company did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Benefits
We generally do not provide our NEOs with any benefits other than those provided to all of our other U.S.-based employees. All of our U.S.-based employees are eligible for medical, dental and vision insurance, life insurance, short and long-term disability, paid time off, an employee stock purchase plan, and a qualified 401(k) salary deferral plan. None of our NEOs are eligible to participate in any defined pension plans or non-qualified defined compensation plans.
Severance or Employment Agreements
We generally do not enter into severance or employment agreements with our NEOs (except as described below), nor do we provide severance or other benefits following voluntary termination. However, the Compensation Committee may determine in special circumstances that providing such severance payments or benefits or entering into employment agreements is necessary to attract an NEO or for other business considerations.
Change in Control and Retention Agreements
We have entered into change in control and retention agreements with our NEOs. These agreements provide for change in control severance benefits and payments in the event the NEO’s employment is terminated in connection with a change in control of the Company. These agreements are “double trigger” agreements which means the NEOs will only be eligible for payments under the agreements if both a change in control of the Company occurs and the NEO’s employment is terminated without cause (or by the NEO for good reason) within 24 months of the change in control.
The Compensation Committee believes these agreements are necessary to attract and retain executive talent and to remove any potential conflicts of interests of our NEOs when making decisions related to potentially beneficial corporate transactions. The Compensation Committee periodically reviews the provisions of these agreements with its compensation consultant and makes adjustments as necessary to encourage alignment of NEOs’ interests with stockholders’ interests. The compensation consultant advised the Compensation Committee that the agreements were consistent with best practices, which include double trigger benefits, severance multiples less than or equal to 2x base salary and target bonus, and no tax-gross up provision. Based on the compensation consultant’s analysis and the Compensation Committee’s review, no changes were made to the benefits provided under the agreements in 2024. The CEO’s change in control agreement provides for a severance payment of 2x base salary and a bonus payment of 2x target bonus plus the cash equivalent of two years of continuation of health benefits if he participates in the Company’s health plans as of the date of his termination. The other terms of his change in control agreement are the same as the other NEOs. Additional details about these agreements, including potential payments, may be found in the “Potential Payments Upon Termination or Change in Control” section and the “Termination and Change in Control Benefit Estimates as of December 31, 2024” table below in this Proxy Statement.
Risk Assessment
In 2024, we performed a comprehensive assessment of our compensation policies and program design to determine whether risks arising under them would be reasonably likely to have a material adverse effect on the Company. The Compensation Committee reviewed Management’s risk assessment, which considered each element of our compensation programs and policies. Management’s risk assessment (which included input from FW Cook) determined that none of our compensation policies and programs creates a risk that is reasonably likely to have a material adverse effect on the Company.

2025 Proxy Statement	33

Executive Compensation
Compensation Committee Report
The Compensation Committee has reviewed the Compensation Discussion and Analysis included in this Proxy Statement. Based on the review, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted by the Compensation Committee

Thomas F. Frist III (Chairperson)
Courtney D. Armstrong
Jamie S. Gorelick
Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during 2024 were Thomas F. Frist III, Courtney D. Armstrong, Jamie S. Gorelick, and Timothy Tomlinson. All of the members of the Compensation Committee during 2024 were independent directors, and none of the members of the Compensation Committee during 2024 were employees or officers or former officers of Verisign during the prior three years, as required for director independence under the applicable Nasdaq rules. No Executive Officer of Verisign has served on the Compensation Committee (or other board committee performing equivalent functions, if any) or the board of directors of another entity, one of whose executive officers served as a member of the Compensation Committee of Verisign during 2024; and no Executive Officer of Verisign has served on the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a member of our Board during 2024.

34	VeriSign, Inc.

Executive Compensation Tables
Summary Compensation Table
The following table sets forth certain summary information concerning the compensation of our NEOs for 2024, 2023, and 2022.

NAMED EXECUTIVE OFFICER AND PRINCIPAL POSITION	YEAR	SALARY ($)(1)	STOCK AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)(5)	TOTAL ($)
D. James Bidzos	2024	950,000	11,732,383	1,372,275	720	14,055,378
Executive Chairman, President and	2023	950,000	9,999,781	1,265,400	30,720	12,245,901
Chief Executive Officer	2022	946,154	8,999,846	1,332,375	720	11,279,095
Todd B. Strubbe (6)	2024	234,057	3,499,661	—	10,605	3,744,323
Former President and Chief	2023	590,000	3,499,583	523,920	11,970	4,625,473
Operating Officer	2022	587,692	3,499,821	551,650	10,970	4,650,133
George E. Kilguss, III	2024	555,000	3,501,619	534,465	12,220	4,603,304
Executive Vice President,	2023	554,231	3,199,862	492,840	11,970	4,258,903
Chief Financial Officer	2022	546,923	2,799,772	488,538	10,970	3,846,203
Danny R. McPherson	2024	555,000	3,501,619	534,465	12,220	4,603,304
Executive Vice President,	2023	554,231	3,199,862	492,840	11,970	4,258,903
Technology and Chief Security Officer	2022	529,039	2,799,943	488,538	10,970	3,828,490
Thomas C. Indelicarto	2024	555,000	3,501,619	534,465	720	4,591,804
Executive Vice President,	2023	548,846	3,199,862	492,840	720	4,242,268
General Counsel and Secretary	2022	512,692	2,399,987	457,449	720	3,370,848
(1)Includes, where applicable, amounts electively contributed by each NEO to our 401(k) Plan. The amounts reported represent base salaries paid to each of the NEOs for the applicable fiscal year. Annual base salary for U.S. salaried employees is paid on a bi-weekly schedule over 26 pay periods.
(2)Amounts shown represent the aggregate grant date fair value, which is based on the closing share price on the date of the grant. Amounts for PSUs, which are subject to performance and market conditions, are based upon the probable outcome of the performance conditions as of the grant date of the award (i.e., the CAGR of operating income for the performance period). Amounts shown for 2024 include the following for PSUs: Mr. Bidzos, $7,039,469; Mr. Strubbe, $1,749,830; Mr. Kilguss, $1,750,810; Mr. McPherson $1,750,810; and Mr. Indelicarto, $1,750,810. The value for PSUs granted in 2024, at the maximum achievement level (i.e., 150% payout) would be the following: Mr. Bidzos, $10,559,203; Mr. Strubbe $2,624,746; Mr. Kilguss, $2,626,214; Mr. McPherson $2,626,214; and Mr. Indelicarto, $2,626,214. Amounts reported here may differ from the sum of amounts reported elsewhere in this document due to rounding.
(3)Amounts shown are for non-equity incentive plan compensation earned during the year indicated but paid in the following year, which for 2024 reflects the annual incentive bonuses earned under the 2024 VPP.
(4)Amounts in “All Other Compensation” for 2024 include, where applicable, matching contributions made by the Company to the VeriSign, Inc. 401(k) Plan, life insurance payments and accidental death and dismemberment insurance payments.
(5)The Compensation Committee approved a fee payment of $30,000 in 2023 on behalf of Mr. Bidzos in connection with a pre-acquisition notification filing under the Hart-Scott-Rodino Act.
(6)Mr. Strubbe retired from the company in April 2024, and as such, he did not receive a bonus under the 2024 VPP. His unvested stock awards were forfeited upon his retirement.

2025 Proxy Statement	35

Executive Compensation Tables
Grants of Plan-Based Awards in 2024
The following table shows all plan-based awards granted to our NEOs for 2024 under annual and long-term plans.

		ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(3)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(4)
NAMED EXECUTIVE OFFICER	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
D. James Bidzos	N/A	356,250	1,425,000	2,493,750	—	—	—	—	—
	2/12/2024	—	—	—	26,959	35,945	53,918	—	7,039,469
	2/12/2024	—	—	—	—	—	—	23,963	4,692,914
Todd B. Strubbe	N/A	147,500	590,000	1,032,500	—	—	—	—	—
	2/12/2024	—	—	—	6,701	8,935	13,403	—	1,749,830
	2/12/2024	—	—	—	—	—	—	8,935	1,749,830
George E. Kilguss, III	N/A	138,750	555,000	971,250	—	—	—	—	—
	2/12/2024	—	—	—	6,705	8,940	13,410	—	1,750,810
	2/12/2024	—	—	—	—	—	—	8,940	1,750,810
Danny R. McPherson	N/A	138,750	555,000	971,250	—	—	—	—	—
	2/12/2024	—	—	—	6,705	8,940	13,410	—	1,750,810
	2/12/2024	—	—	—	—	—	—	8,940	1,750,810
Thomas C. Indelicarto	N/A	138,750	555,000	971,250	—	—	—	—	—
	2/12/2024	—	—	—	6,705	8,940	13,410	—	1,750,810
	2/12/2024	—	—	—	—	—	—	8,940	1,750,810
(1)Each of our NEOs received an annual cash bonus under the VPP as described in “Compensation Discussion and Analysis” earlier in this Proxy Statement. The actual amount of the annual cash bonus paid to the NEOs is reflected in the Summary Compensation Table above.
(2)Each of our NEOs was awarded PSUs on February 12, 2024, to be earned based on Company performance and subject to a relative TSR achievement threshold in 2026 and determination to be made after the end of 2026. The maximum value set forth in the third column of “Estimated Future Payouts Under Equity Incentive Plan Awards” is described in footnote (2) of the Summary Compensation Table, and the target value set forth in the second column of “Estimated Future Payouts Under Equity Incentive Plan Awards” was included in the “Stock Awards” column of the Summary Compensation Table.
(3)With the exception of the grant to Mr. Strubbe whose award was forfeited upon his retirement in April 2024, the RSU awards vested 25% of the total award on February 15, 2025, and the remainder vests 6.25% of the total award each quarter thereafter, until fully vested.
(4)Under the applicable FASB ASC Topic 718 rules, the total amount reported in this column represents the fair value of the 2024 PSU or RSU award on its “grant date” (i.e., the date the Compensation Committee approved each award), based (i) for a PSU, upon the then-probable outcome of the CAGR of operating income performance condition (i.e., the target value of the award), and (ii) for an RSU award upon the full number of shares subject to the award. See Note 9 to our 2024 financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024, regarding assumptions underlying the valuation of these awards, and footnote (2) to the Summary Compensation Table for additional information.

36	VeriSign, Inc.

Executive Compensation Tables
Outstanding Equity Awards at 2024 Year-End
The following table shows all outstanding equity awards held by our NEOs as of the end of 2024 granted under the 2006 Plan.

		STOCK AWARDS
NAMED EXECUTIVE OFFICER	GRANT DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)		EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(2)
D. James Bidzos	2/16/2021	977	202,200	—		—
	2/14/2022	5,265	1,089,644	—		—
	2/14/2022	—	—	18,710	(3)	3,872,222
	2/13/2023	10,567	2,186,946	—		—
	2/13/2023	—	—	28,186	(4)	5,833,375
	2/12/2024	23,963	4,959,382	—		—
	2/12/2024	—	—	35,945	(5)	7,439,177
George E. Kilguss, III	2/16/2021	378	78,231	—		—
	2/14/2022	2,046	423,440	—		—
	2/14/2022	—	—	4,850	(3)	1,003,756
	2/13/2023	4,226	874,613	—		—
	2/13/2023	—	—	7,516	(4)	1,555,511
	2/12/2024	8,940	1,850,222	—		—
	2/12/2024	—	—	8,940	(5)	1,850,222
Danny R. McPherson	2/16/2021	264	54,637	—		—
	2/14/2022	1,755	363,215	—		—
	2/14/2022	—	—	4,158	(3)	860,540
	4/25/2022	354	73,264	—		—
	4/25/2022	—	—	700	(3)	144,872
	2/13/2023	4,226	874,613	—		—
	2/13/2023	—	—	7,516	(4)	1,555,511
	2/12/2024	8,940	1,850,222	—		—
	2/12/2024	—	—	8,940	(5)	1,850,222
Thomas C. Indelicarto	2/16/2021	283	58,570	—		—
	2/14/2022	1,755	363,215	—		—
	2/14/2022	—	—	4,158	(3)	860,540
	2/13/2023	4,226	874,613	—		—
	2/13/2023	—	—	7,516	(4)	1,555,511
	2/12/2024	8,940	1,850,222	—		—
	2/12/2024	—	—	8,940	(5)	1,850,222
Todd B. Strubbe (6)		—	—	—		—
(1)The RSU awards vest 25% of the total award on approximately the first anniversary of the date of grant and then vests 6.25% of the total award each quarter thereafter until fully vested.
(2)The market value is calculated by multiplying the number of shares by the closing price of our common stock on December 31, 2024, which was $206.96 per share.
(3)The Compensation Committee granted PSUs on February 14, 2022, and on April 25, 2022, to be earned based on Company performance in 2022, 2023, and 2024 as determined after the end of 2024. The number of shares shown reflects actual achievement of 74% of target. These PSUs vested on the date the Company received an unqualified signed opinion on the Company’s financial statements from its independent registered public accounting firm on February 13, 2025.

2025 Proxy Statement	37

Executive Compensation Tables
(4)The Compensation Committee granted PSUs on February 13, 2023, to be earned based on Company performance in 2023, 2024, and 2025 as determined after the end of 2025. The number of shares shown reflects achievement of the target performance level based on Company performance and relative TSR of Verisign compared to the TSR of the S&P 500 for 2023 and 2024.
(5)The Compensation Committee granted PSUs on February 12, 2024, to be earned based on Company performance in 2024, 2025, and 2026 as determined after the end of 2026. The number of shares shown reflects achievement of the target performance level based on Company performance and relative TSR of Verisign compared to the TSR of the S&P 500 for 2024.
Note: All of Mr. Strubbe’s outstanding awards were forfeited upon his retirement in April 2024.
Stock Vested in 2024
The following table shows all stock awards vested and the value realized upon vesting by our NEOs during 2024. No stock options were exercised by any of our NEOs during 2024.

	STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
D. James Bidzos	33,949	6,505,623
Todd B. Strubbe	8,870	1,754,663
George E. Kilguss, III	11,099	2,113,130
Danny McPherson	9,183	1,743,152
Thomas C. Indelicarto	9,280	1,763,343
(1)The value realized upon vesting is calculated by multiplying the number of shares that vested by the closing price of our common stock on the vesting date.
Potential Payments Upon Termination or Change in Control
Except as described below, we have no formal severance program for our NEOs, each of whom is employed at will and therefore can be terminated at any time.
Treatment of Equity Upon Death or Disability or Termination for any Other Reason
In the event of termination due to death or disability, outstanding equity awards will be treated as follows:
•RSUs – unvested RSUs shall accelerate in full according to the terms in the applicable award agreements.
•PSUs – if such termination occurs during the applicable performance period and before the conclusion of such performance period, then such PSUs will accelerate and vest at target; if such termination occurs after the conclusion of the applicable performance period and before the award for such performance period has been paid, then the PSUs will fully accelerate based upon the actual achievement level.
In the event of a termination for any other reason, all unvested equity awards are forfeited for no consideration.
Change in Control Agreements
Each of our NEOs is party to a change in control and retention agreement (the “CIC Agreements”). Under the CIC Agreements, each of the NEOs is entitled to receive severance benefits if, within the twenty-four months following a “change in control” (or under certain circumstances, during the six-month period preceding a change in control), the NEO’s employment is terminated by the Company or its successor without “cause” or by the NEO for “good reason” (referred to as a “qualified termination”). The terms and conditions of the CIC Agreements are described below.
Under the CIC Agreements, “change in control” means:
•any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company or its subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly (excluding, for purposes of this Section, securities acquired directly from the Company), of securities of the Company representing at least 35% of (A) the then-outstanding shares of common stock of the Company or (B) the combined voting power of the Company’s then-outstanding securities;

38	VeriSign, Inc.

Executive Compensation Tables
•the consummation of a merger or consolidation, or series of related transactions, which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), directly or indirectly, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;
•a change in the composition of the Board occurring within a 24-month period, as a result of which fewer than a majority of the directors are incumbent directors;
•the sale or disposition of all or substantially all of the Company’s assets (or consummation of any transaction, or series of related transactions, having similar effect); or
•stockholder approval of the dissolution or liquidation of the Company.
Under the CIC Agreements, “cause” means:
•an NEO’s willful and continued failure to substantially perform the NEOs duties after written notice providing the NEO with 90 days from the date of the NEO’s receipt of such notice in which to cure;
•an NEO’s conviction for a felony involving moral turpitude or a plea of guilty or no contest to the same;
•an NEO’s willful misconduct or gross negligence resulting in material harm to the Company; or
•an NEO’s willful violation of the Company’s policies resulting in material harm to the Company.
Under the CIC Agreements, “good reason” means:
•a change in the NEO’s authority, duties, or responsibilities that is inconsistent in any material and adverse respect from the NEO’s authority, duties, and responsibilities immediately preceding the change in control;
•a reduction in the NEO’s base salary compared to the NEO’s base salary immediately preceding the change in control, except for an across-the-board reduction of not more than 10% of base salary applicable to all senior executives of the Company;
•a reduction in the NEO’s bonus opportunity of 5% or more from the NEO’s bonus opportunity immediately preceding the change in control, except for an across-the-board reduction applicable to all senior executives of the Company;
•a failure to provide the NEO with long-term incentive opportunities that in the aggregate are at least comparable to the long-term incentives provided to other senior executives at the Company;
•a reduction of at least 5% in aggregate benefits that the NEO is entitled to receive under all employee benefit plans of the Company following a change in control compared to the aggregate benefits the NEO was eligible to receive under all employee benefit plans maintained by the Company immediately preceding the change in control;
•a requirement that the NEO be based at any office location more than 40 miles from the NEO’s primary office location immediately preceding the change in control, if such relocation increases the NEO’s commute by more than 10 miles from the executive’s principal residence immediately preceding the change in control; or
•the failure of the Company to obtain the assumption of the agreement from any successor as provided in the agreement.
Under the CIC Agreements, “incumbent director” means: directors who either (i) are directors as of the date of the CIC Agreement, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the incumbent directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).
If a change in control occurs and the NEO experiences a qualifying termination and timely delivers a general release agreement, the CIC Agreements provide that Verisign will make the following payments and provide the following benefits to the NEO (subject to a six-month delay if and to the extent required by the deferred compensation rules set forth in and promulgated under Section 409A of the Internal Revenue Code):
•a lump sum equal to the pro rata target bonus for the year in which the NEO was terminated;
•a lump sum equal to a specified multiple of the sum of (i) the NEO’s annual base salary plus (ii) the average of the NEO’s target annual bonus amount for the last three full fiscal years prior to a change in control, or, if the NEO was employed by the Company for fewer than three full fiscal years preceding the fiscal year in which the change in control occurs, the average target bonus for the number of full fiscal years the NEO was employed by the Company before the change in control or the target bonus for the fiscal year in which the change in control occurs if the NEO was not eligible to receive a bonus from the Company during any of the prior three fiscal years; the applicable multiples are 200% of the annual base salary and bonus for the CEO and 100% of the annual base salary and bonus for other NEO participants;
•if the NEO elects to continue medical coverage under COBRA, reimbursement of the total cost of the NEO’s premiums that would be required to provide health insurance coverage, for 24 months for the CEO and for 12 months for all other NEOs;
•immediate acceleration of vesting of all of the NEO’s unvested stock options and RSUs; however, if the consideration to be received by stockholders of the Company in connection with the change in control consists of substantially all cash or if the stock options and RSUs held by the NEO are not assumed in the change in control, then all of the NEO’s then-unvested and outstanding stock options and RSUs shall vest immediately prior to the change in control regardless of whether or not there is a termination of employment in connection therewith; and

2025 Proxy Statement	39

Executive Compensation Tables
•immediate acceleration of vesting of the NEO’s unvested PSUs, and if the performance period has not been completed, the amount payable is computed as if the performance has been satisfied at the target level.
In addition, the CIC Agreements include the following terms and conditions:
•to the extent any change in control payments or benefits are characterized as excess parachute payments within the meaning of Section 4999 of the Internal Revenue Code, and such characterization would subject the NEO to a federal excise tax due to that characterization, the NEO’s termination benefits will be reduced to an amount so that none of the amounts payable constitute excess parachute payments if this would result in the NEO’s receipt, on an after-tax basis, of a greater amount of termination and other benefits, after taking into account applicable federal, state and local taxes, including the excise tax under Section 4999 of the Internal Revenue Code;
•a one-year term with an automatic renewal for one-year periods unless the Board terminates the CIC Agreement at least 90 days before the end of the then-current term, provided that such termination shall not be effective until the last day of the then-current term; and
•the NEO is prohibited from soliciting employees of Verisign or competing against Verisign for a period of 12 months following termination.
The following table shows the equity awards that would have vested for our NEOs as of December 31, 2024, as well as the additional cash compensation payable to our NEOs, if any, under the change in control and termination scenarios described above if a change in control had occurred on such date. The value of the accelerated equity is based on the closing price of our common stock on December 31, 2024, which was $206.96 per share.

TERMINATION AND CHANGE IN CONTROL BENEFIT ESTIMATES AS OF DECEMBER 31, 2024

	VALUE OF CASH AND CONTINUED HEALTH BENEFITS ($)	VALUE OF ACCELERATED STOCK AWARDS ($)
NAMED EXECUTIVE OFFICER	CHANGE IN CONTROL PLUS QUALIFYING TERMINATION(1)	DEATH, DISABILITY OR CHANGE IN CONTROL PLUS QUALIFYING TERMINATION(2)(3)
D. James Bidzos	6,189,330	26,943,708
George E. Kilguss, III	1,674,316	7,988,863
Danny R. McPherson	1,676,520	7,980,585
Thomas C. Indelicarto	1,663,232	7,715,262
(1)To the extent any payments made or benefits provided upon termination of an NEO’s employment constitute deferred compensation subject to Section 409A of the Internal Revenue Code, payment of such amounts or provision of such benefits will be delayed for six months after the NEOs separation from service if and to the extent required under Section 409A of the Internal Revenue Code.
(2)If the equity awards held by the NEO are not assumed upon a change in control or the consideration to be received by stockholders consists of substantially all cash, then all such equity awards shall have their vesting and exercisability accelerated in full immediately prior to the change in control regardless of whether there is a qualifying termination.
(3)All unvested PSUs included in the amounts accelerated are shown at the target achievement levels as achievement of the performance criteria had not been certified by the Compensation Committee as of December 31, 2024.
Note: Mr. Strubbe retired effective April 5, 2024 and did not receive any severance or other termination benefits in connection with his departure.

40	VeriSign, Inc.

Executive Compensation Tables
Equity Compensation Plan Information
The following table sets forth information about our common stock that may be issued upon the exercise of options, warrants, and rights under our existing equity compensation plans as of December 31, 2024.

	EQUITY COMPENSATION PLAN INFORMATION
	(A)	(B)	(C)
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))

Equity compensation plans approved by stockholders(2)	715,503	0	9,299,226(3)
Equity compensation plans not approved by stockholders	—	$ —	—
Total	715,503	$0.00	9,299,226
(1)Only includes shares subject to RSUs and the target number of shares subject to PSUs outstanding as of December 31, 2024 that were granted under the 2006 Plan. Excludes purchase rights accruing under the 2007 Employee Stock Purchase Plan (the “2007 Purchase Plan”), which has a remaining stockholder-approved reserve of 2,757,589 shares as of December 31, 2024. There are no outstanding options or warrants.
(2)Includes the 2006 Plan and the 2007 Purchase Plan.
(3)Consists of shares available for future issuance under the 2006 Plan and the 2007 Purchase Plan. As of December 31, 2024, an aggregate of 6,541,637 shares and 2,757,589 shares of common stock were available for issuance under the 2006 Plan and the 2007 Purchase Plan, respectively, including 49,451 shares purchased under the 2007 Purchase Plan in January 2025. In addition to options and RSUs, shares can be granted under the 2006 Plan pursuant to stock appreciation rights, restricted stock awards, stock bonuses and performance shares.
CEO Pay Ratio
Item 402(u) of Regulation S-K requires disclosure of the ratio of the annual total compensation of our CEO, Mr. Bidzos, to the annual total compensation of our median employee. For 2024, the annual total compensation of the median employee was $221,962 and the annual total compensation of our CEO, as reported in the Summary Compensation Table in “Executive Compensation” above in this Proxy Statement, was $14,055,378.
Based on this information for 2024, the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 63:1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with applicable rules of the Securities and Exchange Commission (the “SEC”) using the data and assumptions summarized below. The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.
The 2024 median employee was determined based on the total 2024 target direct compensation for all of our employees (other than our CEO), who were employed as of December 31, 2024, consistent with the approach taken for our 2023 CEO pay ratio determination. For purposes of this pay ratio, we defined target direct compensation as the sum of annual base salary determined as of December 31, 2024, target annual bonus for the 2024 performance year, and the grant date value of annual equity grants in 2024. We applied our compensation measure consistently to all of our employees. Salaries for international employees were converted to U.S. dollars based on the applicable foreign exchange rates as of December 31, 2024. Once we identified our 2024 median employee, we then determined that employee’s annual total compensation in the same manner that we determine the total compensation of our NEOs for purposes of the Summary Compensation Table disclosed above. This 2024 total compensation amount for our median employee was then compared to the 2024 total compensation of our CEO as reported in the Summary Compensation Table to determine the pay ratio.

2025 Proxy Statement	41

Executive Compensation Tables
Pay Versus Performance
In accordance with Item 402(v) of Regulation S-K, the following table sets forth the specified executive compensation for our NEOs and financial performance measures for 2024, 2023, 2022, 2021, and 2020. For additional information regarding how we align executive compensation with Company performance, see “Compensation Discussion and Analysis” of this Proxy Statement.

YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR PEO ($)(1)	COMPENSATION ACTUALLY PAID TO PEO ($)(1)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NAMED EXECUTIVE OFFICERS ($)(1)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NAMED EXECUTIVE OFFICERS ($)(1)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON(2):		NET INCOME ($ MILLIONS)	COMPANY SELECTED MEASURE
					TOTAL SHAREHOLDER RETURN ($)	PEER GROUP TOTAL SHAREHOLDER RETURN ($)		OPERATING INCOME ($ MILLIONS)
2024	14,055,378	12,744,653	4,385,684	1,682,437	107	300	785.7	1,058.2
2023	12,245,901	10,211,950	4,346,386	3,808,732	107	219	817.6	1,000.6
2022	11,279,094	6,638,117	3,923,918	2,623,730	107	139	673.8	943.1
2021	10,118,565	13,339,664	3,450,115	4,459,575	132	194	784.8	866.8
2020	10,098,502	13,018,694	3,303,750	4,029,712	112	144	814.9	824.2 (3)
(1)In all five years presented, Mr. Bidzos was our Principal Executive Officer (“PEO”). The non-PEO NEOs during 2024, 2023 and 2022 were Messrs. Strubbe, Kilguss, McPherson, and Indelicarto. For 2021 and 2020, the non-PEO NEOs were Messrs. Strubbe, Kilguss, and Indelicarto; Mr. McPherson is not included in 2020 and 2021 as he was appointed an executive officer on July 26, 2022. Equity values in the “Compensation Actually Paid” columns for the PEO and the average of the non-PEO NEOs are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.
(2)TSR based on initial investment of $100 made at the end of 2019 and reflects cumulative change since that time. Peer group represents the S&P 500 Information Technology Sector Index.
(3)In December 2020, the Compensation Committee approved a $6.5 million adjustment to the 2020 operating income amount used in the determination of the performance level achieved for the PSUs that vested in February 2021. The adjustment was made to account for the impact of the sale of the security services contracts in December 2018, which was not contemplated at the time the performance goals for these PSUs were established.

The following table details the adjustments made to the Summary Compensation Table totals to arrive at the Compensation Actually Paid (“CAP”) amounts in the table above, calculated in accordance with Item 402(v) of Regulation S-K.

	SUMMARY COMPENSATION TABLE TOTAL ($)	DEDUCT SUMMARY COMPENSATION TABLE STOCK AWARDS ($)	ADD YEAR-END VALUE OF UNVESTED EQUITY GRANTED IN YEAR ($)	ADD YEAR OVER YEAR CHANGE IN VALUE OF UNVESTED EQUITY GRANTED IN PRIOR YEARS ($)	ADD CHANGE IN VALUE FROM PRIOR YEAR END TO VESTING DATE OF VESTED EQUITY GRANTED IN PRIOR YEARS ($)	LESS VALUE OF AWARDS FORFEITED IN YEAR ($)	COMPENSATION ACTUALLY PAID
PEO
2024	14,055,378	(11,732,383)	12,398,560	(2,463,415)	486,513	—	12,744,653
2023	12,245,901	(9,999,781)	9,675,177	(1,817,882)	108,535	—	10,211,950
2022	11,279,094	(8,999,846)	8,657,652	(2,844,873)	(1,453,910)	—	6,638,117
2021	10,118,565	(7,749,845)	9,927,154	1,714,160	(670,370)	—	13,339,664
2020	10,098,502	(7,749,705)	8,147,676	39,865	2,482,356	—	13,018,694
AVERAGE NON-PEO NEO
2024	4,385,684	(3,501,130)	2,775,334	(493,722)	(135,219)	(1,348,510)	1,682,437
2023	4,346,386	(3,274,792)	3,168,489	(473,958)	42,607	—	3,808,732
2022	3,923,918	(2,874,881)	2,766,660	(756,083)	(435,884)	—	2,623,730
2021	3,450,115	(2,399,993)	3,074,268	509,712	(174,527)	—	4,459,575
2020	3,303,750	(2,286,236)	2,404,204	57,229	550,765	—	4,029,712

42	VeriSign, Inc.

Executive Compensation Tables

Description of Certain Relationships between Information Presented in the Pay versus Performance Table
In accordance with SEC rules, the Company is providing the following charts to show the relationship between the CAP for Mr. Bidzos and the average CAP for our other NEOs in comparison to the TSR for Verisign, the TSR for the S&P 500 Information Technology Sector Index, our net income and our operating income, respectively, over the 5 year timeframe:

Financial Performance Measures
The following table sets forth the most important financial performance measures that were used in determining the NEOs compensation during the last fiscal year, as further described in the “Compensation Discussion and Analysis” section of this Proxy Statement.

METRIC
Operating Income
CAGR of Operating Income
Revenue
Relative TSR vs. S&P 500

2025 Proxy Statement	43

Compensation of Directors
This section provides information regarding our compensation policies for non-employee directors and amounts earned and securities awarded to these directors in 2024. Mr. Bidzos is our Executive Chairman, President and Chief Executive Officer. As an employee of our Company, Mr. Bidzos does not participate in our compensation program for non-employee directors, and he is compensated as an executive officer of our Company. Mr. Bidzos’ compensation is described in “Executive Compensation” elsewhere in this Proxy Statement.
Non-Employee Director Retainer Fees and Equity Compensation Information
On July 23, 2024, the Compensation Committee met to review our overall non-employee director compensation program. As part of this review, the Compensation Committee received a report of competitive market data and compensation practices prepared by FW Cook for the same peer group it used to benchmark executive compensation. For information about the peer group, see “Executive Compensation—Compensation Discussion and Analysis” elsewhere in this Proxy Statement. The Compensation Committee sets director compensation levels at or near the market median relative to directors at companies in the peer group so that directors are paid competitively for their time commitment and responsibilities. Providing a competitive compensation package is important because it enables us to attract and retain highly qualified directors who are critical to our long-term success. Following the July 2024 review, including consideration of the recommendations made by FW Cook, the Compensation Committee determined that it was in the best interests of our Company and our stockholders (i) to increase the annual cash retainer for each non-employee director from $45,000 to $50,000; and (ii) to continue to make an annual equity award grant to each director of $250,000 (made solely in the form of RSUs), which vest immediately upon grant. Historically, new directors are granted an equity award equal to the pro rata amount of such annual equity award, the amount of which is determined based on the date of such new director’s appointment or election to the Board. Directors are subject to our stock retention policy as described in “Stock Ownership Information—Stock Ownership Policies.”
Non-employee directors received annual cash retainer fees for 2024 as follows:

ANNUAL CASH RETAINER
Non-Employee Director		$50,000

ADDITIONAL CASH RETAINERS
Non-Executive Chairman of the Board (1)		$100,000
Lead Independent Director		$50,000
Safety and Security Council Liaison		$25,000

ADDITIONAL CASH RETAINERS FOR COMMITTEE SERVICE	CHAIRPERSON(2)	MEMBER
Audit	$15,000	$25,000
Compensation	$10,000	$20,000
Corporate Governance and Nominating	$15,000	$10,000
Cybersecurity	$10,000	$20,000
(1)The position of “Non-Executive Chairman of the Board” was not held during 2024, and as such no annual retainer fees were paid during this period.
(2)Chairperson fees are in addition to fees a director receives as a member.
Non-employee directors are reimbursed for their expenses incurred in attending meetings.
Our Amended and Restated VeriSign, Inc. 2006 Equity Incentive Plan limits the compensation (including equity and cash awards) paid to any non-employee director in any year to an aggregate dollar value of $600,000, with an exception to allow for up to two times such limit for grants made in the first year of service or first year designated as chairman or lead independent director.

44	VeriSign, Inc.

Compensation of Directors
Non-Employee Director Compensation Table for 2024
The following table sets forth a summary of compensation information for our non-employee directors for 2024.

NON-EMPLOYEE DIRECTOR NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	TOTAL ($)
Courtney D. Armstrong	106,830	249,864	356,694
Yehuda Ari Buchalter	118,176	249,864	368,040
Kathleen A. Cote	128,465	249,864	378,329
Thomas F. Frist III	88,465	249,864	338,329
Jamie S. Gorelick	78,465	249,864	328,329
Debra McCann (3)	33,424	187,357	220,781
Roger H. Moore	128,465	249,864	378,329
Timothy Tomlinson	138,465	249,864	388,329
(1)Amounts shown represent cash retainer fees earned by each director.
(2)Stock awards consist solely of RSUs which vest immediately upon grant. Amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards granted in 2024. The grant date fair value of each award granted to each existing non-employee director on July 22, 2024 was $249,864 (consisting of 1,408 RSUs valued at $177.46 per share, which was the closing price per share on the grant date). The grant date fair value for the award granted to Ms. McCann on October 21, 2024 was $187,357 (consisting of 1,001 RSUs valued at $187.17 per share, which was the closing price per share on the grant date). No director held any outstanding awards as of December 31, 2024.
(3)Ms. McCann was appointed to the Board on October 21, 2024.

2025 Proxy Statement	45

Proposal No. 3
Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee has selected KPMG LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2025, and, as a matter of good corporate governance, our stockholders are being asked to ratify this selection. A representative of KPMG LLP is expected to be available at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if he or she desires to do so, and is expected to be available to respond to appropriate questions.

FOR	The Board recommends a vote FOR this proposal.
Principal Accountant Fees and Services
The following table presents fees billed for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2024 and December 31, 2023, and fees billed for other services provided by KPMG LLP, in each of the last two completed years.

	2024 FEES	2023 FEES
Audit fees(1)	$1,815,735	$2,021,283
Audit-related fees	—	—
Tax fees	—	—
All other fees(2)	18,000	18,000
Total fees	$1,833,735	$2,039,283
(1)Audit fees consist of fees for the integrated audit of the annual financial statements included in our Annual Reports on Form 10-K, the review of the interim financial statements included in our Quarterly Reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements for those years.
(2)All other fees consist of registration fees for three employees to participate in a KPMG leadership program.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
Pursuant to the Audit Committee’s Charter and the Policy for Pre-Approval of Audit and Non-Audit Services, the Audit Committee, or a designated member of the Audit Committee, pre-approved all audit and permissible non-audit services provided by the independent registered public accounting firm described above. The Audit Committee has adopted a policy for the pre-approval of services provided by the Independent Auditors. These services included audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and Management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

46	VeriSign, Inc.

Report of the Audit Committee
Report of the Audit Committee
The Audit Committee is composed of four directors who meet the independence and experience requirements of the listing rules of The Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the board of directors (the “Board”) of VeriSign, Inc. (“Verisign”). The members of the Audit Committee are Mr. Tomlinson (Chairperson), Mr. Armstrong, Ms. Cote, and Ms. McCann. The Audit Committee met five times during 2024.
Management is responsible for the preparation, presentation, and integrity of Verisign’s financial statements, accounting, and financial reporting principles and internal controls and processes designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for performing an independent audit of Verisign’s consolidated financial statements and the effectiveness of Verisign’s internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing reports thereon.
The Audit Committee is responsible for oversight of Verisign’s accounting and financial reporting processes. The Audit Committee is also responsible for the appointment, compensation, and oversight of Verisign’s independent registered public accounting firm, including (i) annually evaluating the independent registered public accounting firm’s qualifications and performance, (ii) annually reviewing and confirming the independent registered public accounting firm’s independence, (iii) reviewing and approving the planned scope of the annual audit, (iv) overseeing the audit work of the independent registered public accounting firm, (v) reviewing and pre-approving any non-audit services that may be performed by the independent registered public accounting firm, which are considered in the evaluation of the independent registered public accounting firm’s independence, (vi) annually reviewing with Management and the independent registered public accounting firm the adequacy of Verisign’s internal control over financial reporting, (vii) annually reviewing Verisign’s critical accounting policies, and the application of accounting principles, and (viii) overseeing the conduct of the annual audit, including the oversight of the resolution of any issues identified by the independent registered public accounting firm. In evaluating the independent registered public accounting firm’s qualifications and performance and considering the independent registered public accounting firm for appointment, the Audit Committee considers the firm’s quality of engagement services, as well as the engagement team’s quality of audit services (including their knowledge, skills, and experience), the firm’s global capabilities and technical resources, the reasonableness of its fees, its communications with the Audit Committee, its independence, objectivity, and professional skepticism, its knowledge of Verisign, and its tenure as Verisign’s independent registered public accounting firm as well as regulatory reviews of the firm and the firm’s responses thereto. As part of this evaluation, the Audit Committee considers information provided by the firm as well as from Management, including from the Chief Financial Officer, Controller, and Head of Internal Audit.
To consider the independence of Verisign’s independent registered public accountant, the Audit Committee has received from KPMG the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG their independence. In addition, the Audit Committee follows the applicable laws, rules, and regulations regarding the rotation of audit partners, including Rule 2-01 of Regulation S-X. The Audit Committee is involved in the selection of the audit partner when a rotational change is required.
During 2024, the Audit Committee met privately with KPMG to discuss the results of the audit, evaluations by the independent registered public accounting firm of Verisign’s internal control over financial reporting, and the quality of Verisign’s financial reporting. In addition, in connection with its regularly scheduled meetings, the Audit Committee met privately with each of Verisign’s Chief Financial Officer, General Counsel and Compliance Officer, and Head of Internal Audit to discuss various legal, accounting, auditing, and internal control over financial reporting matters.
The Audit Committee has reviewed and discussed the audited consolidated financial statements contained in Verisign’s Annual Report on Form 10-K for the year ended December 31, 2024 with Management. This review included a discussion of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that Verisign’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Audit Committee has reviewed and discussed the consolidated financial statements with KPMG.
The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the Securities and Exchange Commission (the “SEC”).
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Verisign’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

This report is submitted by the Audit Committee

Timothy Tomlinson (Chairperson)
Courtney D. Armstrong
Kathleen A. Cote
Debra W. McCann

2025 Proxy Statement	47

Proposal No. 4
Approval of an Amendment to the Company’s Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Delaware Law.

In 2022, the State of Delaware, where the Company is incorporated, enacted legislation that expands exculpation protection to officers, thereby enabling companies to eliminate the monetary liability of certain officers in certain circumstances, similar to, but more limited than, the protection already afforded to directors under our Restated Certificate of Incorporation (the “Certificate”). Consistent with the update to Delaware law, we are seeking stockholder approval to amend Article Eight, Section A of the Certificate to limit the liability of certain officers in certain limited circumstances as permitted by Delaware law (the “Proposed Amendments”). While the Proposed Amendments also include conforming changes to the existing exculpation provision related to directors of the Company set forth in Article Eight, Section A of the Certificate, the current exculpation protections available to the directors remain unchanged as a result of the Proposed Amendments.

FOR	The Board recommends a vote FOR this proposal.

Purpose and Effect of the Proposed Amendments

The Proposed Amendments are a result of the Board’s ongoing review of corporate governance best practices and recent changes in Delaware law. In developing the Proposed Amendments, the Board (including all members of the Corporate Governance and Nominating Committee) carefully considered the implications of amending our Certificate to limit the liability of certain of our officers in limited circumstances as permitted by Delaware law.

In order to better position the Company to attract and retain qualified and experienced officers, the Board believes that it is important to extend exculpation protection to officers, to the fullest extent permitted by Delaware law. In the absence of such protection, such individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit.

The nature of their role often requires officers to make decisions on crucial matters, frequently in response to time-sensitive opportunities and challenges, which can create substantial risk of opportunistic lawsuits that seek to impose liability with the benefit of hindsight. Aligning the protections available to our officers with those currently available to our directors would empower officers to exercise their business judgment in furtherance of stockholder interests, without the potential distractions posed by the risk of personal liability.

The Board believes that the Proposed Amendments strike the appropriate balance between furthering our goals of attracting and retaining high-quality officers, on the one hand, with promoting stockholder accountability, on the other. Consistent with the General Corporation Law of Delaware (the “DGCL”), the Proposed Amendments would exculpate certain officers only in connection with direct claims brought by stockholders for breaches of the fiduciary duty of care, including class actions, but would not eliminate or limit liability with respect to any of the following:

•any claims involving breach of the duty of loyalty to the Company or our stockholders;
•any claims involving acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•any claims involving transactions from which the officer derived an improper personal benefit; or
•any claims brought by or in the name of the Company.

In addition, consistent with the provision currently applicable to our directors, the Proposed Amendments provide that if the DGCL is further amended to eliminate or limit the liability of officers, the liability of such officers will be limited or eliminated to the fullest extent permitted by law, as so amended.

In accordance with Delaware law, the Proposed Amendments would only apply to certain officers, namely to a person who (during the course of conduct alleged to be wrongful) (i) is or was serving as our President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, Chief Accounting Officer, Controller or Treasurer, (ii) is or was identified in our public filings with the Securities and Exchange Commission as one of our most highly compensated executive officers, or (iii) has, by written agreement with the Company, consented to be identified as an officer for purposes of accepting service of process in Delaware.

48	VeriSign, Inc.

Proposal No. 4 Officer Exculpation
Taking into account the narrow class and type of claims for which certain officers would be exculpated, the Board believes that the Proposed Amendments benefit the Company and our stockholders by (i) enhancing our ability to attract and retain talented officers and (ii) potentially reducing future litigation costs associated with frivolous lawsuits.

Additional Information

The Board has declared the Proposed Amendments to be advisable and in the best interests of the Company and its stockholders, and is accordingly submitting the proposed amendment to the stockholders for approval.

The general description of the Proposed Amendments set forth above is qualified in its entirety by reference to the text of the Proposed Amendments set forth in Appendix A to these proxy materials, with deletions indicated by strikeouts and additions indicated by underlining.

Approval of this proposal requires the affirmative vote of holders of a majority of the Company’s outstanding shares of common stock. If approved, the Company’s officers will receive the protections from liability afforded by the Proposed Amendments effective upon the filing of a Certificate of Amendment setting forth the Proposed Amendments with the Secretary of State of the State of Delaware, which the Company intends to do promptly following the Annual Meeting.

The Board reserves the right to abandon the Proposed Amendments at any time before they become effective, even if it is approved by the stockholders. If our stockholders do not approve the Proposed Amendments, Article Eight, Section A of the Certificate will remain unchanged and the Certificate of Amendment setting forth the Proposed Amendments will not be filed with the Secretary of State of the State of Delaware.

2025 Proxy Statement	49

Proposal No. 5
Stockholder Proposal Regarding Stockholder Action by Written Consent
John Chevedden has submitted a stockholder proposal for consideration at the Annual Meeting. Mr. Chevedden’s address is 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278. We have been notified that Mr. Chevedden has continuously owned no fewer than 30 shares of our common stock since November 20, 2021. If properly presented at the Annual Meeting, the Board unanimously recommends a vote “AGAINST” the following proposal. The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the stockholder proposal. Mr. Chevedden has requested that the proposal set forth in the box below be presented for a vote at the Annual Meeting:

Proponent’s Statement

Proposal 5 – Shareholder Right to Act by Written Consent
Shareholders request that our board of directors take such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This includes shareholder ability to initiate any appropriate topic for written consent.

This proposal won 43% support at the 2020 VeriSign annual meeting at a time that VeriSign stock was not in its current 5-year stock price plateau during a robust stock market.

It is important for shareholders to have a right to act by written consent at a company like VeriSign which has a flawed shareholder right to call for a special shareholder meeting and has 5-years of a relatively stagnant stock price during a robust stock market.

To guard against the VeriSign Board of Directors becoming complacent shareholders need the ability to act by written consent to help the VeriSign adopt new strategies when the need arises.

The best strategies for turning around a company do not necessarily come from a company's existing shareholders.

This proposal is necessary due to the flawed form of a shareholder right to call for a special meeting at VeriSign. If new VeriSign shareholders have a plan to restore growth to VeriSign they have to wait a year for their shares to age before calling for a special shareholder meeting.

Meanwhile the VeriSign Board of Directors can frivolously ignore plans to restore growth to VeriSign from new shareholders because by the time the new shares age the window of opportunity will be gone for the new shareholders.

This is why acting by written consent is important to VeriSign because there is no one-year wait requirement for shareholders to act by written consent.

A shareholder ability to act by written consent would be a welcome incentive for VeriSign Directors to avoid more long-term plateaus in the VeriSign stock price since the continued service of the least qualified VeriSign Directors could be terminated by VeriSign shareholders acting by written consent. This is a good incentive for the VeriSign Directors to have for the benefit of all shareholders.
Please vote yes:
Shareholder Right to Act by Written Consent – Proposal 5

50	VeriSign, Inc.

Proposal No. 5 Stockholder Proposal

Company Statement and Recommendation

The Board recommends a vote “AGAINST” this proposal:

The Board is committed to sound corporate governance policies and practices that promote the long-term interests of all Company stockholders. After carefully reviewing this proposal and in light of our existing policies and practices, the Board believes that adopting the proposal would not be in the best interest of our stockholders and recommends voting “AGAINST” this proposal.

Matters Requiring Stockholder Approval Should Be Presented To, and Voted On, By Stockholders At a Meeting Where All Stockholders Can Participate. In order to allow all stockholders equal time and opportunity to consider and act upon any matter requiring stockholder approval, the Board believes that all matters should be presented and considered at an annual or special meeting of stockholders. In contrast, action by written consent thereby can disenfranchise stockholders who do not have the opportunity to vote. Adoption of the written consent right requested by this proposal would permit a small group of stockholders (including those who accumulate a short-term voting position through the borrowing of shares) with no fiduciary duties to other stockholders to initiate action with no prior notice either to other stockholders or to the Company. Any such action would prevent all stockholders from having an opportunity to deliberate in an open and transparent manner, and to consider arguments for and against any action, including Verisign’s position. In addition, a stockholder seeking action by written consent may attempt to solicit the fewest possible stockholders to take action, rather than seeking input from all stockholders, and may rely on consents obtained from some stockholders before other stockholders have had the ability to evaluate a proposal, express their views, and vote. Unlike action by written consent, when stockholders act at a special or annual meeting of stockholders, all stockholders receive advance notice of the meeting and have clearly established times during which they can evaluate the issues, engage with our Company and other stockholders, communicate their views, and vote. Permitting stockholder action by written consent could also lead to substantial confusion and disruption for stockholders, with potentially multiple, even conflicting, written consents being solicited by multiple stockholder groups. Because of these concerns, approximately 68% of the 471 S&P 500 companies surveyed by FactSet either prohibit stockholders to act by written consent or only permit action by unanimous stockholder written consent.

Stockholders Owning As Few As 10% of Our Shares Have the Ability to Call a Special Meeting of Stockholders Outside of the Annual Meeting Cycle. In 2021, the Board proactively lowered our special meeting threshold from 25% to 10%. Thus, one or more stockholders owning as few as 10% of our outstanding common stock may call a special meeting of stockholders. A special meeting permits stockholders, the Board, and Company management to vote on matters in between annual meetings. Unlike action by written consent, a special meeting of stockholders allows all stockholders to participate collectively in a single meeting. The ability for stockholders owning 10% of our outstanding shares to call a special meeting represents a significant right–and one that is significantly more stockholder-friendly than the right at most other S&P 500 companies. Our 10% special meeting threshold is more favorable to stockholders than the special meeting rights at approximately 88% of the 471 S&P 500 companies surveyed by FactSet, and only one of our peers provides its stockholders with a comparable special meeting right. Finally, our Board amended the Bylaws to extend the time during which special meeting requests containing certain items of business can be submitted from 90 to 180 days confirming again the Board’s commitment to maintaining a meaningful and appropriate special meeting right for stockholders.

Our Stock Price has Outperformed the S&P 500. The proponent noted the Company’s stock performance as part of his rationale for this proposal. Over the last 12 months the Company's stock price has increased over 26% while the S&P 500 has returned just over 15%.

Stockholders Owning 3% of Our Shares Already Have the Ability to Nominate Director Candidates for Election to the Board Through the Company’s Proxy Access Bylaw. In 2016, the Board adopted a market-standard proxy access Bylaw right. This provision allows stockholders owning 3% or more of our outstanding common stock for three years the right to nominate director candidates constituting up to 20% of our Board, and to have those nominees included in our proxy materials. This proxy access right complements the ability of stockholders to call a special meeting to voice their views in a way that is less onerous than taking action by written consent, as requested by the proposal, which would require proposed actions to be approved by holders of at least a majority (or higher if required by Delaware law or our certificate of incorporation) of our outstanding shares.
The Company’s Other Governance Policies Further Empower Stockholders and Promote Board Accountability. The Board is committed to good corporate governance and has adopted policies and practices that provide our stockholders with additional opportunities to have their voices heard and that encourage effective, independent Board oversight of our management:

•Annual Election of Directors. All directors are elected annually, and stockholders can remove directors with or without cause.
•Majority Voting for Election of Directors. We have adopted a majority voting standard for the election of directors in uncontested elections.
•Stockholder Engagement. Stockholders can communicate directly with the Board as a whole or with individual directors.

2025 Proxy Statement	51

Proposal No. 5 Stockholder Proposal
•Independent Board Leadership. All but one director on the Board are independent, as defined under Nasdaq’s director independence standards. Independent directors thus compose 89% of the Board, well above the majority required by Nasdaq. In addition, we have a Lead Independent Director with robust duties.
•Independent Board Committees. All members of the Audit Committee, Corporate Governance and Nominating Committee, and Compensation Committee are independent directors. This entrusts oversight of critical matters to independent directors, such as the integrity of the Company’s financial statements, the evaluation of the Board and its committees, and the compensation of executive officers.

In sum, the Board believes that adoption of this proposal is unnecessary for the following reasons:
•Verisign’s long demonstrated history of commitment to high standards of corporate governance and accountability;
•In contrast to acting by written consent, we believe that holding meetings with proper notice whereby all stockholders may deliberate and discuss the proposed actions, receive and consider the Company’s position, and then vote their shares is the most transparent and fair way for stockholders to take action;
•Our existing special meeting and proxy access bylaws provisions provide our stockholders with meaningful opportunities to take action and those processes both promote and protect stockholders’ interests; and
•As described in this Proxy Statement, the Company has an established process by which stockholders may communicate directly with our Board or non-management directors throughout the year on any topics of interest to stockholders.

52	VeriSign, Inc.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 1, 2025, except as otherwise indicated, by:
•each current stockholder who is known by us to own beneficially more than 5% of our common stock;
•each current director;
•each of our named executive officers listed in the Summary Compensation Table in “Executive Compensation” elsewhere in this Proxy Statement; and
•all current directors and Executive Officers as a group.
Shares of common stock that are issuable upon vesting of RSUs within 60 days of April 1, 2025 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such RSUs but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes following the table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

BENEFICIAL OWNERSHIP TABLE

SHARES BENEFICIALLY OWNED
NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER(1)	PERCENT(1)
Greater Than 5% Stockholders
Warren Buffett
Berkshire Hathaway, Inc.
3555 Farnam Street
Omaha, NE 68131
The Vanguard Group
100 Vanguard Boulevard
Malvern, PA 19355
BlackRock, Inc.
55 East 52nd Street
New York, NY 10055
Ninety One UK Ltd.
55 Gresham Street
London, UK EC2V 7EL
Directors and Named Executive Officers
D. James Bidzos(2)
Courtney D. Armstrong
Yehuda Ari Buchalter
Kathleen A. Cote
Thomas F. Frist III
Jamie S. Gorelick
Roger H. Moore
Debra W. McCann
Timothy Tomlinson(3)
Todd B. Strubbe
George E. Kilguss, III(4)
Danny R. McPherson (5)
Thomas C. Indelicarto(6)
All current directors and Executive Officers as a group (12 persons)(7)	—
*Less than 1% of Verisign’s outstanding common stock.
(1)The percentages are calculated using XXX,XXX,XXX outstanding shares of common stock on April 1, 2025, as adjusted pursuant to Rule 13d-3(d)(1)(i) of the Exchange Act. Pursuant to Rule 13d-3(d)(1), beneficial ownership information for each person also includes any shares of common stock that are issuable to such person upon vesting of RSUs within 60 days of April 1, 2025.

2025 Proxy Statement	53

Stock Ownership Information
(2)Includes X RSUs vesting within 60 days of April 1, 2025, held directly by Mr. Bidzos.
(3)Includes X shares held by the Tomlinson Family Trust, under which Mr. Tomlinson and his spouse are co-trustees.
(4)Includes X RSUs vesting within 60 days of April 1, 2025, held directly by Mr. Kilguss.
(5)Includes X RSUs vesting within 60 days of April 1, 2025, held directly by Mr. McPherson.
(6)Includes X RSUs vesting within 60 days of April 1, 2025, held directly by Mr. Indelicarto.
(7)Includes the shares described in footnotes (2)-(6).
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. We file Section 16(a) reports on behalf of our directors and Executive Officers to report their initial and subsequent changes in beneficial ownership of our common stock. Based solely on a review of the reports we filed on behalf of our directors and Executive Officers, or written representations from reporting persons that all reportable transactions were reported, the Company believes that all Section 16(a) filing requirements applicable to our directors and Executive Officers were complied with for 2024.
Stock Ownership Policies
Stock Retention Policy
Our stock retention policy applies to our employees at the Senior Vice President level and above, officers who are subject to the provisions of Section 16 of the Exchange Act (“Section 16 Officers”), and board members.
Ownership levels are set as a multiple of base salary or annual retainer and are as follows:
•Directors: 10x Annual Retainer
•CEO: 6x Base Salary
•Section 16 Officers, Executive Vice Presidents and Senior Vice Presidents, other than the CEO: 2x Base Salary
The stock retention policy requires participants to retain 50% of their shares received from equity awards (net of taxes) until they reach the required minimum ownership level, and that the required minimum number of shares must be held until six months after the participant ceases employment or board service with the Company. We believe requiring executives and board members to continue to retain stock after their service with the Company ceases aligns our executives’ interests with the long-term interests of our stockholders. Each individual covered by this policy is in compliance.
Insider Trading Policy
Our Insider Trading Policy prohibits our directors and employees (including our executives) from (i) trading in our securities, including derivative securities, while aware of material non-public information or (ii) disclosing material non-public information to unauthorized persons outside of the Company. In addition, under our Insider Trading Policy, our directors and executives may only trade in our securities during approved trading windows after our Compliance Officer has pre-approved the trade.
Our insider trading policy and procedures governing the purchase, sale, and other dispositions of their securities by directors, officers, and employees, or the registrant itself are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and any listing standards applicable to the registrant.
No Shorting, Hedging, or Pledging Allowed
Our Insider Trading Policy also prohibits our directors and employees (including our executives) from (i) trading in any interest or position relating to the future price of our securities, such as a put, call or short sale, other than a cashless exercise of an option through a broker, (ii) engaging in hedging or monetization transactions using our securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars, and exchange funds, or (iii) holding our securities in a margin account or otherwise pledging our securities as collateral.

54	VeriSign, Inc.

Information About the Meeting
The Annual Meeting will be held at our corporate offices located at 12061 Bluemont Way, Reston, Virginia 20190 on Thursday, May 22, 2025, at 10:00 a.m., Eastern Time.
Only holders of record of our common stock at the close of business on April 1, 2025, which is the record date, will be entitled to vote at the Annual Meeting. This Proxy Statement and related proxy materials were first made available to stockholders on April [__], 2025. Our 2024 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2024, is enclosed with this Proxy Statement for stockholders receiving a paper copy of proxy materials. This Proxy Statement, together with our 2024 Annual Report, can be accessed on our Investor Relations website at https://investor.verisign.com, or at www.edocumentview.com/vrsn.
Each proxy received will be voted in accordance with the instructions specified in the proxy. Unless contrary instructions are specified, if the proxy is submitted (and not revoked) prior to the Annual Meeting, the shares of Verisign common stock represented by the proxy will be voted: (1) FOR the election of each of the eight director candidates nominated by the Board (Proposal No. 1); (2) FOR the non-binding, advisory resolution to approve Verisign’s executive compensation (Proposal No. 2); (3) FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal No. 3); (4) FOR the approval of an amendment to the Company’s Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware Law (Proposal No. 4); and (5) AGAINST the stockholder proposal, if properly presented, regarding action by written consent (Proposal No. 5) and in accordance with the best judgment of the named proxies on any other matters properly brought before the Annual Meeting.
Voting Rights
At the close of business on the record date, we had XXX,XXX,XXX shares of common stock outstanding and entitled to vote. Holders of our common stock are entitled to one vote for each share held as of the record date.
Quorum, Effect of Abstentions and Broker Non-Votes, and Vote Required to Approve the Proposals
A majority of the shares of our common stock outstanding and entitled to vote must be present or represented by proxy at the Annual Meeting in order to have a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum. Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect not vote on any of the proposals unless you provide voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the broker does not vote. Abstentions occur when you provide voting instructions but instruct the broker to abstain from voting on a particular matter instead of voting for or against the matter.
If a quorum is present at the Annual Meeting, to be elected, a nominee for director must receive a majority of the votes cast (the number of shares voted “for” that nominee must exceed the number of votes cast “against” that nominee). Under this voting standard, abstentions and broker non-votes will not affect the voting outcome. Stockholders may not cumulate votes in the election of directors.
If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our Corporate Governance Principles, each director that is not reelected by the stockholders must offer to resign, subject to acceptance by the Board. Each director submits an irrevocable letter of resignation for this purpose. When such a resignation offer is made, the Corporate Governance and Nominating Committee makes a recommendation to the Board with respect to the resignation offer and the Board must then determine whether to accept or reject the resignation offer and publicly disclose its decision and the rationale therefor within 90 days following the date of the certification of the relevant election results.
If a quorum is present at the Annual Meeting, approval of the proposals for:
•the non-binding, advisory resolution to approve Verisign’s executive compensation (Proposal No. 2); and
•the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (Proposal No. 3)
•the stockholder proposal, if properly presented at the Annual Meeting, regarding action by written consent (Proposal No. 5).

2025 Proxy Statement	55

Information About the Meeting
requires, in each case, the affirmative vote of a majority of the shares of our common stock present or represented by proxy and entitled to vote on the matter. Under this voting standard, abstentions will have the effect of votes cast against the proposal, and broker non-votes will not affect the voting outcome.
If a quorum is present at the Annual Meeting, the approval of an amendment to the Company’s Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware Law (Proposal No. 4) would require the affirmative vote of the holders of a majority of the voting power of the shares outstanding and entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes “against” the approval of the Proposed Amendment.
The inspector of elections appointed for the Annual Meeting will separately tabulate for and against votes, abstentions, and broker non-votes.
Adjournment of Annual Meeting
In the event that a quorum shall fail to attend the Annual Meeting, either present or represented by proxy at the Annual Meeting, the chairman of the meeting may adjourn the Annual Meeting, or alternatively, the holders of a majority of the shares of our common stock entitled to vote who are present or represented by proxy may adjourn the Annual Meeting. Any such adjournment proposed by a stockholder or person named as a proxy would require the affirmative vote of the majority of the shares present or represented by proxy at the Annual Meeting.
Expenses of Soliciting Proxies
Verisign will bear the expense of soliciting proxies to be voted at the Annual Meeting. Verisign intends to retain Alliance Advisors for various services related to the solicitation of proxies, which we anticipate will cost approximately $50,000, plus reimbursement of expenses. Following the original mailing of the Notice Regarding the Availability of Proxy Materials and paper copies of proxy materials, we and/or our agents may also solicit proxies by mail, telephone, electronic transmission, including email, or in person. Following the original mailing of the Notice Regarding the Availability of Proxy Materials and paper copies of the proxy materials, we will request that brokers, custodians, nominees, and other record holders of our shares forward copies of the proxy materials to persons for whom they hold shares and request authority for the exercise of proxies. In such cases, we will reimburse the record holders for their reasonable expenses if they ask us to do so.
Internet and Telephone Voting
If you hold your shares as a stockholder of record as of the record date, you can simplify your voting process and save the Company expense by voting your shares by telephone at 1-800-652-VOTE (8683) or on the internet at
www.envisionreports.com/VRSN 24 hours a day, seven days a week. Telephone and internet voting are available through 12:00 a.m. Eastern Time on the day of the Annual Meeting. More information regarding internet voting is given on the Notice Regarding the Availability of Proxy Materials. If you hold your shares as of the record date through an intermediary, such as a bank or broker, the intermediary should provide you with separate instructions on a form you will receive from them. Many such intermediaries make telephone or internet voting available, but the specific processes available will depend on those intermediaries’ individual arrangements.
Revocability of Proxies
If you hold your shares as a stockholder of record, you may revoke any proxy that is not irrevocable by attending and voting at the Annual Meeting or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company. If you hold your shares through an intermediary, such as a bank or broker, you must follow the instructions provided by the intermediary to change or revoke your voting instructions.
Householding
A number of brokerage firms have instituted a procedure called “householding,” which has been approved by the SEC. Under this procedure, the firm delivers only one copy of the Notice Regarding the Availability of Proxy Materials or one copy of this Proxy Statement, together with our 2024 Annual Report, as the case may be, to multiple stockholders who share the same address and have the same last name, unless it has received contrary instructions from an affected stockholder. If your shares are held in “street name” and you would like to receive only one copy of these materials (instead of separate copies) in the future, please contact your bank, broker, or other holder of record to request information about householding. If you would like to receive an individual copy of the Notice Regarding the Availability of Proxy Materials or an individual copy of this Proxy Statement, together with our 2024 Annual Report, as the case may be, now or in the future, we will promptly deliver these materials to you upon request to VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190, Attention: Secretary or by phone at (703) 948-3200.

56	VeriSign, Inc.

Other Information
Stockholder Proposals and Nominations for the 2026 Annual Meeting of Stockholders
We strongly encourage any stockholder interested in submitting a stockholder proposal to contact our Secretary in advance of the applicable deadline described below to discuss the proposal. Our Corporate Governance and Nominating Committee reviews all stockholder proposals and makes recommendations to the Board for action on such proposals. For information on recommending individuals for consideration as director nominees, see “Corporate Governance—Board Structure and Operations” elsewhere in this Proxy Statement.
We engage in a continuous quality improvement approach to corporate governance practices. We monitor and evaluate trends and events in corporate governance and compare and evaluate new developments against our current practices; we understand that corporate governance is not in a static state with regard to numerous topic areas. We seek and receive input from stockholders and other commentators on our practices and policies, and our Board and our Corporate Governance and Nominating Committee consider this input when reviewing proposals to change practices or policies.
Proposals for Inclusion in Proxy Statement
Under Rule 14a-8 of the Exchange Act, some stockholder proposals may be eligible for inclusion in our Proxy Statement for our 2026 Annual Meeting of Stockholders (other than nominees for director). These stockholder proposals must comply with Rule 14a-8 and must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8, to our Secretary at VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190. Failure to deliver a proposal in accordance with this procedure may result in the proposal not being deemed timely received. We must receive all submissions no later than 6:00 p.m. Eastern Time on December 12, 2025. Submitting a stockholder proposal does not guarantee that we will include it in our Proxy Statement for our 2026 Annual Meeting of Stockholders.
Director Nominations for Inclusion in Proxy Statement (Proxy Access)
Our Bylaws permit a stockholder (or a group of up to 20 stockholders) that has continuously owned at least 3% of the outstanding shares of our common stock entitled to vote in the election of directors for at least three years, to nominate and include in our Proxy Statement for an annual meeting of stockholders up to the greater of two individuals or 20% of the number of the directors then in office so long as the nominating stockholder(s) and the nominee(s) satisfy the eligibility, procedural, and disclosure requirements in our Bylaws. For our Proxy Statement for our 2026 Annual Meeting of Stockholders, notice of a proxy access nomination must be delivered to our Secretary at VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190 no earlier than 6:00 p.m. Eastern Time on November 12, 2025, and no later than 6:00 p.m. Eastern Time on December 12, 2025.The notice must include the information required by our Bylaws, including information concerning the nominee and information about the stockholder’s ownership of and agreements related to our common stock. If our 2026 Annual Meeting of Stockholders is held more than 30 days before or after the anniversary of our 2025 Annual Meeting of Stockholders, a stockholder seeking to nominate a candidate for election to the Board pursuant to the proxy access provisions of our Bylaws must submit notice of any such nomination no earlier than 6:00 p.m. Eastern Time on the 150th day prior to our 2026 Annual Meeting of Stockholders and no later than 6:00 p.m. Eastern Time on the later of the 120th day prior to our 2026 Annual Meeting of Stockholders or the 10th day following the day on which the date of our 2026 Annual Meeting of Stockholders is first publicly announced by us.
Other Proposals and Nominations
Our Bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of our stockholders, but which are not included in our Proxy Statement for that meeting. Under the advance notice provisions of our Bylaws, written notice of any such nominations for directors or other business proposals must be delivered to our Secretary at VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190, no earlier than 6:00 p.m. Eastern Time on January 22, 2026 and no later than 6:00 p.m. Eastern Time on February 21, 2026. The notice must include the information required by these advance notice provisions. If our 2026 Annual Meeting of Stockholders is held more than 30 days before or more than 60 days after the anniversary of our 2025 Annual Meeting of Stockholders, a stockholder seeking to nominate a candidate for election to the Board or propose any business at our 2026 Annual Meeting of Stockholders, pursuant to these advance notice provisions, must submit notice of any such nomination or proposed business or no earlier than 6:00 p.m. Eastern Time on the 120th day prior to our 2026 Annual Meeting of Stockholders and no later than 6:00 p.m. Eastern Time on the later of the 90th day prior to our 2026 Annual Meeting of Stockholders or the 10th day following the day on which the date of our 2026 Annual Meeting of Stockholders is first publicly announced by us. These advance notice provisions are separate from the requirements that a stockholder must meet in order to have a nominee or proposal included in the Proxy Statement.

2025 Proxy Statement	57

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Verisign’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 6:00 p.m. Eastern Time, Tuesday, March 23, 2026 (or, if the 2026 Annual Meeting of Stockholders is called for a date that is more than 30 days before or more than 30 days after such anniversary date, then notice must be provided not later than the close of business on the later of 60 calendar days prior to the 2026 Annual Meeting of Stockholders or the 10th calendar day following the day on which public announcement of the 2026 Annual Meeting of Stockholders is first made by the Company). The notice requirement under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described above.
Other Business
The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, the proxies received will be voted in accordance with the best judgment of the persons voting such proxies.
Whether or not you expect to attend the Annual Meeting, please complete the proxy electronically as described on the Notice Regarding the Availability of Proxy Materials and under “Information About the Meeting—Internet and Telephone Voting” in this Proxy Statement, or alternatively, if you have received paper copies of our proxy materials, please complete, date, sign, and promptly return the proxy card or voting instruction form in the enclosed postage paid envelope or cast your vote by phone so that your shares may be represented at the Annual Meeting.
Communicating with Verisign
Visit our main website at https://www.verisign.com for additional information regarding our products and services, capabilities, technologies, and customer support. Our Investor Relations website at https://investor.verisign.com contains key corporate governance documents, financial information, links to our SEC filings, and a copy of this Proxy Statement, together with our 2024 Annual Report. References to our 2024 Annual Report and website references throughout this Proxy Statement (including any hyperlinks) are provided for convenience only, and the contents in our 2024 Annual Report and on the websites are not incorporated by reference into this Proxy Statement.
A copy of this Proxy Statement, together with our 2024 Annual Report, will be sent without charge to any stockholder who requests it. Please direct your requests to Verisign Investor Relations at ir@verisign.com (and specify your mailing address).
If you have any questions concerning the Annual Meeting or the proposals to be voted on at the Annual Meeting, you may submit your questions to the following address:
VeriSign, Inc.
Attention: Investor Relations
12061 Bluemont Way
Reston, Virginia 20190
or via email at ir@verisign.com
Phone: +1 (800) 922 4917
Int’l: +1 (703) 948 3447
If you have any questions concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer shares, and similar issues, please contact our transfer agent Computershare by calling (877) 255-1918 (U.S.) or +1 (201) 680-6578 (outside the U.S.), or by accessing their website at https://www.computershare.com/investor.
If you have any questions concerning accounts of stockholders who hold their shares through an intermediary, such as a bank or broker, please contact the intermediary.

58	VeriSign, Inc.

Other Information

Appendix A

Proposed Amendment to the Certificate of Incorporation

EIGHT: A. Exculpation. A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) of a director under Section 174 of the Delaware General Corporation Law ~~or~~ (iv) for any transaction from which the director or officer derived any improper personal benefit or (v) of an officer in any action by or in the right of the Corporation. Solely for purposes of this paragraph, “officer” shall have the meaning determined in accordance with Section 102(b)(7) of the Delaware General Corporation Law. If the Delaware General Corporation Law is hereafter amended to further reduce or authorize, with approval of the Corporation’s stockholders, further reductions in the liability of the Corporation’s directors or officers, as applicable, for breach of fiduciary duty, then a director or an officer, as applicable, of the Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.
A-1

PRELIMINARY COPY- SUBJECT TO COMPLETION

VERISIGN

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 12:01 a.m., Eastern Time, on May 22, 2025.

Online
Go to **www.envisionreports.com/VRSN** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/VRSN

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals – The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, and 4, but AGAINST Proposal 5.

1. To elect eight directors of the Company, each to serve until the next annual meeting or until a successor has been elected and qualified or until the director's earlier resignation or removal:

Nominee	For	Against	Abstain
01 - D. James Bidzos	☐	☐	☐
02 - Courtney D. Armstrong	☐	☐	☐
03 - Yehuda Ari Buchalter	☐	☐	☐
04 - Kathleen A. Cote	☐	☐	☐
05 - Thomas F. Frist III	☐	☐	☐
06 - Jamie S. Gorelick	☐	☐	☐
07 - Debra W. McCann	☐	☐	☐
08 - Timothy Tomlinson	☐	☐	☐

Proposal	For	Against	Abstain
2. To approve, on an advisory basis, the Company's executive compensation.	☐	☐	☐
3. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐
4. To approve an Amendment to the Company's Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law.	☐	☐	☐
5. Stockholder proposal to permit stockholder action by written consent.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

84DM 640792

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

0449XC

2025 Annual Meeting of Stockholders of VeriSign, Inc. will be held
Thursday, May 22, 2025 at 10:00 a.m. Eastern Time
VeriSign, Inc.
12061 Bluemont Way, Reston, Virginia 20190

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/VRSN

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — VeriSign, Inc.

2025 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — (Thursday, May 22, 2025)

The undersigned stockholder hereby appoints D. James Bidzos, George Kilguss III, and Thomas C. Indelicarto, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, when properly executed, as designated on the reverse side of this proxy, all of the shares of Common Stock of VERISIGN, INC. that the undersigned stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 12061 Bluemont Way, Reston, Virginia 20190 at 10:00 a.m. Eastern Time on May 22, 2025 and any adjournment or postponement thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

This proxy, when properly executed and returned, will be voted as directed on the reverse side of this proxy by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all nominees in proposal 1 and FOR proposals 2, 3, and 4, but AGAINST proposal 5. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxies upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof (including, if applicable, on any matter which the board of directors did not know would be presented at the annual meeting of stockholders by a reasonable time before the proxy solicitation was made or for the election of a person to the board of directors if any director nominee named in proposal 1 becomes unable to serve or for good cause will not serve).

This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐